UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06379

Nuveen Municipal Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2011

Nuveen Insured Quality Municipal Fund, Inc.
NQI

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF

Nuveen Insured Premium Income Municipal Fund 2
NPX

Nuveen Insured Dividend Advantage Municipal Fund
NVG

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA

October

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage and Other Information	10
Common Share Dividend and Share Price Information	14
Performance Overviews	16
Shareholder Meeting Report	22
Report of Independent Registered Public Accounting Firm	26
Portfolios of Investments	27
Statement of Assets and Liabilities	85
Statement of Operations	87
Statement of Changes in Net Assets	89
Statement of Cash Flows	92
Financial Highlights	94
Notes to Financial Statements	102
Annual Investment Management Agreement Approval Process	116
Board Members and Officers	124
Reinvest Automatically, Easily and Conveniently	129
Glossary of Terms Used in this Report	131
Other Useful Information	135

Chairman’s
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the
Board December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

Portfolio managers Paul Brennan and Douglas White review key investment strategies and the twelve-month performance of these six national insured Funds. With 20 years of industry experience, including 14 years at Nuveen, Paul has managed NIO, NIF, NVG and NEA since 2006. Douglas, who has 28 years of financial industry experience, assumed portfolio management responsibility for NQI and NPX from Paul in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of U.S. Treasury securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

the right direction, it was due partly to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices ended this period generally unchanged versus the beginning of this reporting period, masking a sell-off that commenced in the fourth quarter of 2010, as the result of investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. As a result, money flowed out of municipal mutual funds, yields rose, and valuations declined.

During the second half of this reporting period (i.e., May-October 2011), municipal bond prices generally rallied as yields declined across the municipal curve. The decline in yields was due in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended October 31, 2011, municipal bond issuance nationwide totaled $320.2 billion, a decrease of 23% compared with the issuance of the twelve-month period ended October 31, 2010. During the majority of this period, demand for municipal bonds remained very strong.

What key strategies were used to manage these Funds during this reporting period?

During this period, finding appropriate insured bonds, especially new insured issues, remained a challenge due to the continued severe decline in insured issuance. Over the past few years, most municipal bond insurers had their credit ratings downgraded, and only one insurer currently insures new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically. Over the past ten months of 2011, issuance of new insured bonds totaled $12.2 billion, or just 5% of total municipal issuance (compared with a recent historical average of 50%), down 47% from the ten months ended October 2010. Even though these Funds may now invest up to 20% of their net assets in uninsured investment-grade credits rated BBB- or higher, the combination of tighter municipal supply, little insured issuance and relatively lower yields meant fewer attractive opportunities for these Funds during this period.

In this environment, we took an opportunistic approach to discovering what we thought were undervalued sectors and individual credits with the potential to perform well over the long term. During this period, all of the Funds found value in the essential services

6	Nuveen Investments

sectors such as water and sewer, and NIO, NIF, NVG and NEA also added tax-supported bonds backed by excise taxes and other limited tax obligations. In NQI and NPX, we found opportunities in the secondary market to purchase health care, transportation (specifically airports and highway revenue bonds) and higher education credits. Overall, our focus remained on high quality investments. We also emphasized purchasing bonds with longer maturities in order to take advantage of more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also extended the Funds’ durations, which helped maintain their yield curve positioning.

Cash for new purchases during this period was generated largely by the proceeds from called and maturing bonds, which we worked to redeploy to keep the Funds fully invested. Most of the Funds also selectively sold bonds with short maturities or short call dates in advance of their maturity or call dates to generate additional funds that enabled them to take advantage of attractive purchase candidates as they became available in the market.

As of October 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/11

Fund	1-Year	5-Year	10-Year
NQI	5.98%	4.12%	5.11%
NIO	4.73%	4.37%	5.31%
NIF	4.40%	4.54%	5.36%
NPX	6.01%	4.44%	5.34%
NVG	4.83%	4.86%	N/A
NEA	3.92%	5.11%	N/A

Standard & Poors (S&P) National Insured Municipal Bond Index*	4.06%	4.52%	4.99%
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average*	4.80%	4.20%	5.59%

For the twelve months ended October 31, 2011, the total returns on common share net asset value (NAV) for NQI, NIO, NIF, NPX and NVG exceeded the return for the Standard & Poor’s (S&P) National Insured Municipal Bond Index, while NEA underperformed this index. For this same period, NQI, NPX and NVG outperformed the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average, while NIO, NIF and NEA lagged the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the Funds’ use of leverage was an important positive factor affecting the Funds’ performance over this period. The impact of structural leverage is discussed in more detail later in this report.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

During this period, municipal bonds with intermediate and longer maturities tended to outperform the short maturity categories, with credits having maturities of seven years and longer generally outpacing the market. Among these Funds, NQI and NPX were the most advantageously situated in terms of duration and yield curve positioning, with more exposure to the longer parts of the yield curve that performed well. In general during this period, the greater a Fund’s exposure to the outperforming intermediate and longer parts of the curve, the greater the positive impact on the Fund’s return. The remaining four Funds, especially NEA, had shorter durations, which hampered their performance in the market environment of the period. Both NVG and NEA, which were introduced in 2002, are approaching their 10-year anniversaries and therefore have the increased exposure to bonds with short call dates often associated with that milestone.

Credit exposure also played a role in performance, as bonds rated A and AA typically outperformed the other credit quality categories. On the whole, bonds with higher levels of credit risk were not favored by the market during this period. The performance of the BBB category, in particular, was dragged down by poor returns in the tobacco bond sector (bonds backed by the 1998 master tobacco settlement agreement). All of these Funds benefited from their strong weightings in the A and AA sectors, while the negative impact of their BBB rated holdings was limited by the Funds’ modest exposures to this category.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and housing, water and sewer, and health care credits. General obligation and other tax-supported bonds also generally outpaced the municipal market return for the twelve months. All of these Funds, particularly NQI, benefited from their exposure to the health care sector. Holdings in the transportation sector also performed well, with NVG having the heaviest weighting in this sector and NEA the smallest. On the whole, some of the best performing bonds in the Funds’ portfolios for this period were those purchased during the earlier part of this period before the market rallied, when yields were relatively higher and prices especially attractive.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Among these six Funds, NEA, NVG and NIF held the heaviest allocations of pre-refunded bonds, while NQI had the smallest exposure to these bonds.

8	Nuveen Investments

FUND POLICY CHANGES

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds will change their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) will change to Nuveen Quality Municipal Fund, Inc. (NQI)

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) will change to Nuveen Municipal Opportunity Fund, Inc. (NIO)

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) will change to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) will change to Nuveen Premium Income Municipal Opportunity Fund (NPX)

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) will change to Nuveen Dividend Advantage Municipal Income Fund (NVG)

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) will change to Nuveen AMT-Free Municipal Income Fund (NEA)

Nuveen Investments	9

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

10	Nuveen Investments

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NQI, NIO, NIF, NVG and NEA) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 33 of the funds that received demand letters (including NQI, NIF, NVG and NEA) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the Complaint with prejudice.

Nuveen Investments	11

As of October 31, 2011, each of the Funds has redeemed all of their outstanding APRS at liquidation value.

As of October 31, 2011, the Funds have issued and outstanding MTP Shares, VMTP Shares and/or VRDP Shares as shown in the accompanying tables.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NVG	2014	$108,000,000	2.95%	NVG PrC
NEA	2015	$83,000,000	2.85%	NEA PrC

VMTP Shares

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NQI	2014	$240,400,000
NVG	2014	$92,500,000
NEA	2014	$67,600,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NIO	$667,200,000
NIF	$130,900,000
NPX	$219,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares, VMTP Shares and VRDP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion have redeemed at liquidation value all of these shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen is the broker-dealer subsidiary of Nuveen Investments. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

12	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Nuveen Investments	13

Common Share Dividend and
Share Price Information

During the twelve-month reporting period ended October 31, 2011, NQI, NIO, NIF, NVG and NEA each had one monthly dividend increase, while the monthly dividend of NPX remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2010 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NIO	—	$0.0044
NVG	$0.0029	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2011, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI, NIF, and NPX have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NIO	2,900	0.0%
NVG	10,400	0.0%
NEA	19,300	0.1%

During the twelve-month reporting period, the Funds did not repurchase and retire any of their outstanding common shares.

14	Nuveen Investments

As of October 31, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/11 (-)Discount	12-Month Average (-)Discount
NQI	(-)0.42%	(-)2.67%
NIO	(-)3.34%	(-)3.94%
NIF	(-)3.13%	(-)0.32%
NPX	(-)5.24%	(-)5.75%
NVG	(-)4.72%	(-)5.49%
NEA	(-)5.78%	(-)5.21%

Nuveen Investments	15

NQI	Nuveen Insured
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.11
Common Share Net Asset Value (NAV)	$14.17
Premium/(Discount) to NAV	-0.42%
Market Yield	6.38%
Taxable-Equivalent Yield2	8.86%
Net Assets Applicable to
Common Shares ($000)	$544,500

Leverage
Structural Leverage	30.63%
Effective Leverage	38.77%

Average Annual Total Return
(Inception 12/19/90)

	On Share Price	On NAV
1-Year	4.65%	5.98%
5-Year	5.03%	4.12%
10-Year	5.77%	5.11%

States5
(as a % of total investments)
California	16.9%
Texas	8.9%
Illinois	7.6%
Florida	7.3%
Washington	6.4%
Pennsylvania	5.8%
New York	5.4%
Kentucky	3.9%
Massachusetts	3.7%
Arizona	3.7%
Indiana	2.7%
Colorado	2.5%
Louisiana	2.5%
Ohio	2.3%
Georgia	2.2%
Other	18.2%

Portfolio Composition5
(as a % of total investments)
Tax Obligation/Limited	24.0%
Transportation	16.1%
Tax Obligation/General	13.8%
Health Care	12.0%
Water and Sewer	10.7%
U.S. Guaranteed	10.3%
Other	13.1%

Insurers5
(as a % of total Insured investments)
AGM	33.4%
NPFG3	26.5%
AMBAC	18.3%
FGIC	17.8%
Other	4.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 88% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

16	Nuveen Investments

NIO	Nuveen Insured
Performance	Municipal Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.20
Common Share Net Asset Value (NAV)	$14.69
Premium/(Discount) to NAV	-3.34%
Market Yield	6.17%
Taxable-Equivalent Yield2	8.57%
Net Assets Applicable to
Common Shares ($000)	$1,404,814

Leverage
Structural Leverage	32.20%
Effective Leverage	37.96%

Average Annual Total Return
(Inception 9/19/91)

	On Share Price	On NAV
1-Year	2.08%	4.73%
5-Year	5.15%	4.37%
10-Year	5.90%	5.31%

States5
(as a % of total investments)
Florida	16.5%
California	14.1%
Nevada	5.6%
New York	5.3%
Illinois	4.9%
Washington	4.0%
South Carolina	3.8%
Texas	3.7%
Massachusetts	3.4%
Pennsylvania	3.3%
Louisiana	3.2%
Ohio	3.1%
Indiana	3.0%
New Jersey	2.8%
Colorado	2.1%
Wisconsin	1.9%
Other	19.3%

Portfolio Composition5
(as a % of total investments)
Tax Obligation/Limited	27.2%
U.S. Guaranteed	15.1%
Transportation	14.6%
Tax Obligation/General	12.6%
Water and Sewer	10.9%
Utilities	8.1%
Other	11.5%

Insurers5
(as a % of total Insured investments)
AGM	26.5%
NPFG3	25.4%
FGIC	22.9%
AMBAC	15.3%
Other	9.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 93% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.
6	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0044 per share.

Nuveen Investments	17

NIF	Nuveen Premier
Performance	Insured Municipal
OVERVIEW	Income Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.26
Common Share Net Asset Value (NAV)	$14.72
Premium/(Discount) to NAV	-3.13%
Market Yield	6.35%
Taxable-Equivalent Yield2	8.82%
Net Assets Applicable to
Common Shares ($000)	$287,068

Leverage
Structural Leverage	31.32%
Effective Leverage	38.58%

Average Annual Total Return
(Inception 12/19/91)

	On Share Price	On NAV
1-Year	-1.98%	4.40%
5-Year	5.29%	4.54%
10-Year	5.44%	5.36%

States5
(as a % of total investments)
California	15.0%
Illinois	9.9%
Washington	8.8%
Texas	7.0%
Colorado	5.1%
New York	4.7%
Pennsylvania	4.6%
Nevada	4.4%
Florida	4.1%
Indiana	3.6%
Massachusetts	3.1%
Oregon	2.8%
Arizona	2.7%
Ohio	2.7%
Louisiana	2.1%
Other	19.4%

Portfolio Composition5
(as a % of total investments)
U.S. Guaranteed	21.6%
Tax Obligation/Limited	17.7%
Transportation	16.5%
Tax Obligation/General	16.4%
Water and Sewer	10.1%
Health Care	7.9%
Other	9.8%

Insurers5
(as a % of total Insured investments)
AGM	31.4%
NPFG3	30.0%
FGIC	20.4%
AMBAC	14.0%
Other	4.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 87% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

18	Nuveen Investments

NPX	Nuveen Insured
Performance	Premium Income
OVERVIEW	Municipal Fund 2
as of October 31, 2011

Fund Snapshot
Common Share Price	$12.83
Common Share Net Asset Value (NAV)	$13.54
Premium/(Discount) to NAV	-5.24%
Market Yield	5.80%
Taxable-Equivalent Yield2	8.06%
Net Assets Applicable to
Common Shares ($000)	$505,766

Leverage
Structural Leverage	30.22%
Effective Leverage	36.96%

Average Annual Total Return
(Inception 7/22/93)

	On Share Price	On NAV
1-Year	1.75%	6.01%
5-Year	5.48%	4.44%
10-Year	5.23%	5.34%

States5
(as a % of total investments)
California	15.5%
Texas	8.3%
Pennsylvania	6.6%
New York	6.3%
Colorado	6.2%
New Jersey	6.0%
Florida	5.5%
Illinois	5.3%
Indiana	3.8%
Washington	3.7%
Louisiana	3.7%
Arizona	3.2%
Georgia	3.1%
Hawaii	2.6%
Nevada	2.3%
Other	17.9%

Portfolio Composition5
(as a % of total investments)
Tax Obligation/Limited	19.2%
Transportation	14.4%
Utilities	13.3%
Water and Sewer	11.9%
U.S. Guaranteed	11.6%
Tax Obligation/General	10.4%
Health Care	9.0%
Other	10.2%

Insurers5
(as a % of total Insured investments)
AGM	31.3%
NPFG3	25.7%
AMBAC	21.5%
FGIC	15.2%
Other	6.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.
6	Rounds to less than 1%.

Nuveen Investments	19

NVG	Nuveen Insured
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.32
Common Share Net Asset Value (NAV)	$15.03
Premium/(Discount) to NAV	-4.72%
Market Yield	6.28%
Taxable-Equivalent Yield2	8.72%
Net Assets Applicable to
Common Shares ($000)	$448,070

Leverage
Structural Leverage	30.91%
Effective Leverage	37.75%

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	2.89%	4.83%
5-Year	5.06%	4.86%
Since Inception	5.70%	6.39%

States5
(as a % of total municipal bonds)
Texas	13.8%
California	9.9%
Washington	9.9%
Indiana	9.3%
Illinois	8.6%
Florida	7.5%
Tennessee	6.2%
New York	4.4%
Colorado	3.8%
Pennsylvania	3.2%
Louisiana	3.0%
Alaska	2.3%
Other	18.1%

Portfolio Composition5
(as a % of total investments)
U.S. Guaranteed	22.7%
Tax Obligation/Limited	19.3%
Transportation	17.3%
Tax Obligation/General	11.3%
Health Care	8.3%
Utilities	7.1%
Other	14.0%

Insurers5
(as a % of total Insured investments)
AGM	29.8%
NPFG3	27.5%
AMBAC	23.4%
FGIC	15.7%
Other	3.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.
6	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0029 per share.
7	Rounds to less than 1%.

20	Nuveen Investments

NEA	Nuveen Insured
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of October 31, 2011

Fund Snapshot
Common Share Price	$13.85
Common Share Net Asset Value (NAV)	$14.70
Premium/(Discount) to NAV	-5.78%
Market Yield	6.06%
Taxable-Equivalent Yield2	8.42%
Net Assets Applicable to
Common Shares ($000)	$326,909

Leverage
Structural Leverage	31.54%
Effective Leverage	37.91%

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	-1.60%	3.92%
5-Year	4.93%	5.11%
Since Inception	4.84%	5.89%

States5
(as a % of total investments)
Florida	14.6%
California	14.3%
New York	7.0%
Washington	6.4%
Michigan	6.1%
Texas	5.6%
Pennsylvania	5.1%
Indiana	4.8%
Alabama	4.4%
South Carolina	3.8%
Illinois	3.7%
Arizona	3.7%
Wisconsin	3.6%
Other	16.9%

Portfolio Composition5
(as a % of total investments)
Tax Obligation/Limited	28.4%
U.S. Guaranteed	27.0%
Health Care	10.5%
Water and Sewer	9.0%
Transportation	8.0%
Utilities	7.1%
Other	10.0%

Insurers5
(as a % of total Insured investments)
NPFG3	31.7%
AMBAC	25.0%
AGM	24.1%
FGIC	10.7%
Other	8.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

5	Holdings are subject to change.

Nuveen Investments	21

NQI	Shareholder Meeting Report
NIO
NIF

The annual meeting of shareholders was held on July 25, 2011, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL360606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3The meeting was subsequently adjourned to August 31, 2011 and additionally adjourned to October 19, 2011, for NEA and NVG.3NVG was additionally adjourned to November 16, 2011.

	NQI		NIO		NIF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	24,291,767	—	57,260,673	—	11,966,786	—
Withhold	968,257	—	2,322,576	—	439,919	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Robert P. Bremner
For	24,267,775	—	57,229,807	—	11,949,397	—
Withhold	992,249	—	2,353,442	—	457,308	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Jack B. Evans
For	24,277,942	—	57,230,943	—	11,958,938	—
Withhold	982,082	—	2,352,306	—	447,767	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
William C. Hunter
For	—	2,404	—	6,372	—	1,069
Withhold	—	—	—	300	—	240
Total	—	2,404	—	6,672	—	1,309
David J. Kundert
For	24,264,377	—	57,231,148	—	11,949,387	—
Withhold	995,647	—	2,352,101	—	457,318	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
William J. Schneider
For	—	2,404	—	6,372	—	1,069
Withhold	—	—	—	300	—	240
Total	—	2,404	—	6,672	—	1,309
Judith M. Stockdale
For	24,271,690	—	57,243,129	—	11,932,535	—
Withhold	988,334	—	2,340,120	—	474,170	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Carole E. Stone
For	24,256,057	—	57,239,586	—	11,926,450	—
Withhold	1,003,967	—	2,343,663	—	480,255	—
Total	25,260,024	—	59,583,249	—	12,406,705	—
Virginia L. Stringer
For	24,263,883	—	27,239,986	—	11,934,542	—
Withhold	996,141	—	2,343,263	—	472,163	—
Total	25,260,024	—	29,583,249	—	12,406,705	—
Terence J. Toth
For	24,274,145	—	57,263,236	—	11,961,403	—
Withhold	985,879	—	2,320,013	—	445,302	—
Total	25,260,024	—	59,583,249	—	12,406,705	—

22	Nuveen Investments

	NQI		NIO		NIF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	18,573,701	2,404	42,589,769	6,672	9,172,239	1,309
Against	1,264,763	—	2,729,323	—	538,148	—
Abstain	602,861	—	1,702,986	—	293,002	—
Broker Non-Votes	4,818,699	—	12,561,171	—	2,403,316	—
Total	25,260,024	2,404	59,583,249	6,672	12,406,705	1,309
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	18,481,876	2,404	42,428,526	6,672	9,125,102	1,309
Against	1,335,911	—	2,877,331	—	574,773	—
Abstain	623,539	—	1,716,221	—	303,513	—
Broker Non-Votes	4,818,698	—	12,561,171	—	2,403,317	—
Total	25,260,024	2,404	59,583,249	6,672	12,406,705	1,309

Nuveen Investments	23

NPX	Shareholder Meeting Report (continued)
NVG
NEA

	NPX		NVG		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	23,384,566	—	25,730,958	—	19,246,007	—
Withhold	1,171,421	—	1,158,310	—	1,297,462	—
Total	24,555,987	—	26,889,268	—	20,543,469	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	1,271	—	6,444,300	—	4,291,835
Withhold	—	919	—	520,313	—	539,861
Total	—	2,190	—	6,964,613	—	4,831,696
David J. Kundert
For	23,388,374	—	25,716,479	—	19,239,208	—
Withhold	1,167,613	—	1,172,789	—	1,304,261	—
Total	24,555,987	—	26,889,268	—	20,543,469	—
William J. Schneider
For	—	1,271	—	6,438,300	—	4,289,535
Withhold	—	919	—	526,313	—	542,161
Total	—	2,190	—	6,964,613	—	4,831,696
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	23,408,533	—	25,736,777	—	19,249,056	—
Withhold	1,147,454	—	1,152,491	—	1,294,413	—
Total	24,555,987	—	26,889,268	—	20,543,469	—

24	Nuveen Investments

	NPX		NVG		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	17,586,653	2,190	20,007,305	4,618,817	15,754,452	3,806,471
Against	1,226,782	—	1,274,675	515,481	1,117,326	390,597
Abstain	710,131	—	763,730	185,875	639,878	52,508
Broker Non-Votes	5,032,421	—	4,654,043	1,409,263	3,531,370	1,048,925
Total	24,555,987	2,190	26,699,753	6,729,436	21,043,026	5,298,501
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	17,536,303	2,190	19,963,407	4,607,807	15,704,797	3,795,132
Against	1,246,319	—	1,289,720	524,514	1,147,561	394,486
Abstain	740,945	—	792,583	187,852	659,298	59,958
Broker Non-Votes	5,032,420	—	4,654,043	1,409,263	3,531,370	1,048,925
Total	24,555,987	2,190	26,699,753	6,729,436	21,043,026	5,298,501

Nuveen Investments	25

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Dividend Advantage Municipal Fund
Nuveen Insured Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund (the “Funds”) as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2011

26	Nuveen Investments

Nuveen Insured Quality Municipal Fund, Inc.
NQI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.9% (1.3% of Total Investments)
$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)	$1,199,479
7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	7,133,840
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA+	1,221,388
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA+	982,860
10,385	Total Alabama			10,537,567
	Arizona – 5.7% (3.7% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	1,298,772
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+	1,561,095
7,065	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	7,459,439
2,750	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 14.940%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	2,577,850
9,200	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	9,221,160
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,696,166
30,470	Total Arizona			30,814,482
	Arkansas – 0.4% (0.3% of Total Investments)
2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2	2,430,563
	California – 25.6% (16.9% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,420,464
3,965	5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,286,125
13,445	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 – AMBAC Insured	4/12 at 100.00	A1	13,530,107
7,055	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA+ (4)	7,196,382
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,071
3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	4,140,697
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	7,651,070
8,000	California, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	10/12 at 100.00	A1	8,037,760
2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–	2,327,411
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,189,300
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	1/12 at 49.57	Baa1	10,799,732
22,000	0.000%, 1/15/31 – NPFG Insured	1/12 at 32.45	Baa1	6,350,960
50,000	0.000%, 1/15/37 – NPFG Insured	1/12 at 22.52	Baa1	8,989,500
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/12 at 101.00	A	4,774,750

Nuveen Investments	27

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	$8,225,280
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	2,743,527
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 (WI/DD, Settling 11/03/11) – AGM Insured	9/21 at 100.00	AA–	1,173,036
5,218	Moreno Valley Public Finance Authority, California, GNMA Collateralized Assisted Living Housing Revenue Bonds, CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42	1/12 at 105.00	Aaa	5,547,151
4,395	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	1/12 at 100.00	BBB (4)	5,086,729
2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB	2,327,452
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A	2,026,620
5,460	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	5,460,000
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,207,180
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	4,025,727
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	6,804,256
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,874,390
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,056,030
1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,610,446
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,369,298
213,518	Total California			139,236,451
	Colorado – 3.8% (2.5% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA+	2,200,118
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,799,350
1,000	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	1,073,220
1,085	13.956%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+	1,373,881
9,780	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	2,358,447
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa1	3,546,700
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	1,414,913
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+	957,220
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	1,163,723
500	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	534,950
32,975	Total Colorado			20,422,522

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.2% (0.2% of Total Investments)
$1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	$1,066,920
	District of Columbia – 1.3% (0.9% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,367,360
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1736, 11.588%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured (IF)	10/16 at 100.00	AA+ (4)	5,700,582
5,255	Total District of Columbia			7,067,942
	Florida – 11.1% (7.3% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA+	4,536,036
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	10,279,200
3,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+	3,253,200
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA–	3,595,314
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	4,130,920
2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA	2,937,743
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 17.170%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA	3,179,876
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,011,870
4,115	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Monterey Pointe Apartments, Series 2001-2A, 5.850%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	4,117,346
7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	7,007,700
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	No Opt. Call	AA+	10,216,912
3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 – AMBAC Insured	8/13 at 100.00	AA–	3,935,933
2,000	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA+	2,035,280
58,135	Total Florida			60,237,330
	Georgia – 3.3% (2.2% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,049,050
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	7,439,110
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA+	2,146,240
7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3	7,346,722
17,295	Total Georgia			17,981,122
	Hawaii – 0.3% (0.2% of Total Investments)
1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 – AGM Insured	7/13 at 100.00	AA+	1,724,506

Nuveen Investments	29

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 11.6% (7.6% of Total Investments)
$1,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 (WI/DD, Settling 11/04/11) – AGM Insured	No Opt. Call	AA–	$1,568,310
9,500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–	9,558,140
1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	1,861,709
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+	2,350,499
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,053,800
13,275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.250%, 5/01/26 – AGM Insured	1/12 at 100.00	AA+	13,314,294
15,785	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 4/01/27 – AGM Insured	4/12 at 100.00	AA+	15,828,567
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	Aa3	7,713,834
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	651,300
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	9,174,960
75,475	Total Illinois			63,075,413
	Indiana – 4.0% (2.7% of Total Investments)
11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,316,761
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,761,218
6,300	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	6,968,493
21,110	Total Indiana			22,046,472
	Kansas – 1.4% (0.9% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	5,567,650
2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 – FGIC Insured	10/13 at 100.00	Aa2	2,122,040
7,500	Total Kansas			7,689,690
	Kentucky – 5.8% (3.9% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	3,166,021
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	Baa1	2,603,800
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	Baa1	12,407,328
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	BBB (4)	4,259,905
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	BBB (4)	6,839,298
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+ (4)	2,567,800
29,775	Total Kentucky			31,844,152

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 3.7% (2.5% of Total Investments)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	$11,510,617
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,832,005
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.865%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	9,517
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.833%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	4,759
20,280	Total Louisiana			20,356,898
	Maine – 0.1% (0.1% of Total Investments)
555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	7/29 at 100.00	Aaa	556,909
	Maryland – 1.4% (0.9% of Total Investments)
7,335	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.500%, 3/01/18 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	7,467,177
	Massachusetts – 5.7% (3.7% of Total Investments)
5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA	5,158,950
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,266,080
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	6,641,460
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.437%, 1/01/16 (IF)	No Opt. Call	AAA	4,054,893
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,369,938
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,095,950
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,309,660
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,191,900
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	3,480,558
1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+	1,358,868
28,490	Total Massachusetts			30,928,257
	Michigan – 2.9% (1.9% of Total Investments)
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	AA+	1,912,929
2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	No Opt. Call	Aa3	2,963,070
10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	10,841,051
15,160	Total Michigan			15,717,050
	Minnesota – 0.2% (0.1% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA+	1,035,740
	Mississippi – 2.2% (1.4% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	BBB (4)	3,142,178
2,545	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	2,693,704
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	6,019,393
10,705	Total Mississippi			11,855,275

Nuveen Investments	31

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 2.3% (1.5% of Total Investments)
$12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	$12,275,456
	Nevada – 2.3% (1.5% of Total Investments)
27,700	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	6,371,000
5,720	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R (4)	5,883,306
33,420	Total Nevada			12,254,306
	New Jersey – 2.1% (1.4% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,776,211
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,770,244
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	6,928,140
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	1,058,480
10,400	Total New Jersey			11,533,075
	New Mexico – 0.9% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,460,791
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AAA	3,563,662
4,635	Total New Mexico			5,024,453
	New York – 8.3% (5.4% of Total Investments)
15,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+	15,534,900
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,714,922
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	3,075,162
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	3,199,911
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+	2,101,080
7,800	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	7,974,174
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,392,555
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,977,406
595	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/12 at 100.00	AA+	595,946
	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,700,883
2,465	5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,685,642
43,620	Total New York			44,952,581

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.5% (2.3% of Total Investments)
$7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 – FGIC Insured	6/14 at 100.00	A+	$7,518,210
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	8,591,031
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+	3,200,565
19,110	Total Ohio			19,309,806
	Pennsylvania – 8.8% (5.8% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,216,720
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+	1,223,506
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,102,060
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	1,702,960
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	2,535,334
3,735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	3,861,056
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	5,401,026
3,655	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	4,020,025
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	No Opt. Call	AA+	5,053,800
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+	8,023,328
2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+	2,516,550
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	2,048,080
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA+	1,170,979
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA+	1,046,840
46,480	Total Pennsylvania			47,922,264
	Puerto Rico – 2.4% (1.6% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3	2,613,850
31,870	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	4,663,218
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	5,954,050
39,370	Total Puerto Rico			13,231,118
	South Carolina – 2.3% (1.5% of Total Investments)
2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 – AMBAC Insured	2/14 at 100.00	Aa1	2,595,017
9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	9,986,716
12,375	Total South Carolina			12,581,733

Nuveen Investments	33

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.3% (0.9% of Total Investments)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
$7,500	0.000%, 1/01/24 – AGM Insured	1/13 at 52.75	AA–	$3,744,675
5,000	0.000%, 1/01/25 – AGM Insured	1/13 at 49.71	AA–	2,349,000
2,750	0.000%, 1/01/26 – AGM Insured	1/13 at 46.78	AA–	1,214,235
15,250	Total Tennessee			7,307,910
	Texas – 13.5% (8.9% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+	2,410,758
1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	1,733,660
3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 – AGM Insured (UB)	7/14 at 100.00	AA–	3,427,715
1,940	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	11/13 at 100.00	A+	1,948,226
3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	3,964,889
4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	5,093,907
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA+	3,614,590
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA+	2,121,377
17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	22,322,190
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	2/12 at 100.00	A	2,006,040
22,045	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Children’s Medical Center of Dallas, Series 2002, 5.250%, 8/15/32 – AMBAC Insured	8/12 at 101.00	Aa3	22,334,010
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	2,515,341
66,500	Total Texas			73,492,703
	Utah – 0.7% (0.5% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752-1, 12.772%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	4,067,670
	Washington – 9.8% (6.4% of Total Investments)
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	8,399,520
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+	1,937,777
14,895	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42	11/11 at 105.00	AA+	15,650,325
4,405	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative Minimum Tax)	3/12 at 102.00	AA+	4,487,682
1,970	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,997,994
10,000	Washington State, General Obligation Bonds, Series 2002A-R-03, 5.000%, 1/01/19 – NPFG Insured	1/12 at 100.00	AA+	10,072,700
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+	10,545,278
62,445	Total Washington			53,091,276

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.5% (0.3% of Total Investments)
$1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	$1,845,850
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,024,990
2,635	Total Wisconsin			2,870,840
	Wyoming – 0.4% (0.2% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	1,011,908
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,017,718
2,000	Total Wyoming			2,029,626
$964,298	Total Investments (cost $819,205,820) – 151.7%			826,037,255
	Floating Rate Obligations – (9.6)%			(52,335,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (44.2)% (7)			(240,400,000)
	Other Assets Less Liabilities – 2.1%			11,198,087
	Net Assets Applicable to Common Shares – 100%			$544,500,342

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions. (7) Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%.

N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis. (ETM) Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.5% (1.7% of Total Investments)
$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$10,109,400
2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa	2,589,850
	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	5.000%, 2/01/38 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa	439,386
14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa	15,318,148
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured	1/12 at 100.00	Caa3	7,363,849
38,420	Total Alabama			35,820,633
	Arizona – 2.5% (1.6% of Total Investments)
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–	2,068,360
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–	2,057,000
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,029,090
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA+	3,128,580
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA+ (4)	1,110,440
5,200	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032- 11034, 14.880%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	4,874,480
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+	1,220,162
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	14,197,955
5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+	5,121,550
33,840	Total Arizona			34,807,617
	Arkansas – 0.2% (0.2% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,734,959
	California – 21.3% (14.1% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	3,494,904
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
30,000	5.375%, 5/01/17 (Pre-refunded 5/01/12) – SYNCORA GTY Insured	5/12 at 101.00	Aaa	31,076,100
20,000	5.375%, 5/01/18 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aaa	20,717,400
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	33,963
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	28,303
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,045,661
2,795	5.000%, 12/01/27 – NPFG Insured (UB)	12/14 at 100.00	AAA	3,021,367
10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	10,330,772

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1	$3,622,395
5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	6,217,303
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	9,574,400
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,366,936
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	2,847,432
5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	5/12 at 101.00	BBB	4,856,650
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	2,935,773
20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+ (4)	21,521,400
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	3,221,880
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	3,748,524
5,515	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,559,396
690	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A (4)	721,223
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/11 at 101.00	N/R	13,950,000
5,000	5.125%, 6/15/33 – AMBAC Insured	12/11 at 101.00	N/R	4,529,700
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB	1,808,789
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA+	6,099,840
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA+	3,273,742
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,723,725
1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	1,343,745
3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 – AMBAC Insured	1/12 at 100.00	AA+	3,038,696
2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	1,916,055
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	52,268,370
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	1/12 at 100.00	Baa1	24,949,610
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	3,862,045
21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	16,132,120

Nuveen Investments	37

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa1	$12,198,825
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+	6,871,305
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	5,028,700
344,735	Total California			298,937,049
	Colorado – 3.2% (2.1% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	949,968
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 – AGM Insured	11/15 at 100.00	AA+	2,056,655
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 – NPFG Insured	6/14 at 100.00	AA–	1,038,430
4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	5,374,463
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 – AGM Insured	12/14 at 100.00	Aa1	1,816,229
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	Baa1	17,095,825
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa1	3,546,700
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	5,116,324
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	4,586,127
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 – FGIC Insured	12/14 at 100.00	Aa2	2,701,625
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,069,900
69,020	Total Colorado			45,352,246
	Connecticut – 0.2% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,467,490
	District of Columbia – 1.0% (0.6% of Total Investments)
	District of Columbia Water and Sewerage Authority, Subordinate Lien Public Utility Revenue Bonds, Series 2003:
5,000	5.125%, 10/01/24 – FGIC Insured	10/13 at 100.00	AA–	5,312,250
5,000	5.125%, 10/01/25 – FGIC Insured	10/13 at 100.00	AA–	5,315,150
2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	2,734,721
12,670	Total District of Columbia			13,362,121
	Florida – 25.0% (16.5% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1	1,307,425
975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	975,897
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 – NPFG Insured	7/13 at 100.00	Aa3	4,030,788

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	$2,243,783
4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	AA	4,770,450
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	6,167,520
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	5,367,697
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	13,009,618
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
1,260	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,261,336
1,000	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,000,740
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
1,040	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,041,102
1,400	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,401,036
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	1,569,255
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	A	3,146,940
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,231,710
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	1,891,040
900	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	4/12 at 100.00	A2	903,879
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R	972,881
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R	501,624
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	1,288,700
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1	1,128,036
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1	1,258,332
1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 101.00	A1 (4)	1,603,252
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	Baa1	2,588,975
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA+	2,559,425
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	1,224,948
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	N/R (4)	4,286,755
1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	1/12 at 100.00	N/R	931,570
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
250	5.375%, 11/01/25 – NPFG Insured	5/12 at 100.00	A–	250,238
185	5.375%, 11/01/30 – NPFG Insured	5/12 at 100.00	A–	185,111
525	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	5/12 at 101.00	A–	531,174
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+	2,131,540

Nuveen Investments	39

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 – FGIC Insured	1/12 at 101.00	N/R	$5,212,324
1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) – FGIC Insured	12/11 at 100.00	N/R	1,503,360
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	1,964,292
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured	No Opt. Call	Aaa	3,115,200
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,036,670
6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2	6,075,660
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 – AMBAC Insured	11/13 at 101.00	AA	2,145,900
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,051,430
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+	2,705,936
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa1	1,617,282
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa1	1,758,447
4,425	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%, 11/15/36 – NPFG Insured	11/12 at 100.00	Aa2	4,464,206
1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1	1,573,358
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	Aa2	1,567,890
1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 – FGIC Insured	10/13 at 100.00	Aa2	1,077,330
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:	10/13 at 100.00	AA+	1,541,118
1,730	5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	1,755,500
2,000	5.000%, 10/01/19 – AMBAC Insured	10/12 at 100.00	N/R	2,025,380
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA+	4,742,719
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2	1,278,278
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–	1,561,528
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	980,520
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3	3,071,580
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa2	2,139,000
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	1,472,297
1,000	5.250%, 10/01/18 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	1,090,590
2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	2,037,040

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	$2,178,946
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
5,615	5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,756,161
35,920	5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	35,959,512
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	12,392,241
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,329,097
18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – NPFG Insured	4/12 at 60.06	A2	10,460,160
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA+	3,094,980
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	2,364,680
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	Baa1	1,336,156
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	Baa1	2,164,562
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA+	2,061,500
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA–	1,041,720
3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 – FGIC Insured	1/13 at 100.00	AA	3,326,216
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	A+	2,540,700
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,596,275
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	8,061,873
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	1,799,508
1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+	1,070,123
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA–	2,224,820
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,117,390
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+	7,588,240
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	A1	1,063,910
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1	531,955
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	531,955
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA+	3,093,900
	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3	2,335,872
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3	1,344,967
1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	1,211,395

Nuveen Investments	41

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	$946,760
	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:
1,190	5.250%, 5/01/15 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	1,219,583
1,980	5.250%, 5/01/17 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	2,029,223
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	5,748,442
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	8,871,620
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	BBB (4)	1,982,585
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 – NPFG Insured	9/14 at 100.00	Aa3	1,049,120
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,976,580
	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 – FGIC Insured	1/13 at 100.00	BBB	1,420,765
770	5.250%, 1/01/18 – FGIC Insured	1/13 at 100.00	BBB	800,561
500	5.250%, 1/01/20 – FGIC Insured	1/13 at 100.00	BBB	519,845
5,740	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	6,931,337
3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Baa1	3,886,142
4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,381,708
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,000	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	5,537,900
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,442,184
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa3	1,579,843
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	Aa3	1,663,073
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,581,025
1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	A+ (4)	1,269,850
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	423,144
1,765	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/22 – AGM Insured	1/15 at 100.00	AA+	1,880,660
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	1/12 at 100.00	Aaa	1,520,655
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	Aa3	10,090,681
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	Aa2	1,437,065
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,410,347
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+	2,091,360
12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,121,440
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,836,283
349,255	Total Florida			351,556,207

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.0% (1.3% of Total Investments)
$1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	$1,049,050
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	10,627,300
1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	1,220,535
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	2,901,558
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–	1,687,914
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,833,210
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,227,548
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,568,040
660	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%, 8/01/13 – NPFG Insured	1/12 at 100.00	A–	661,709
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	Aa3	2,355,008
26,740	Total Georgia			28,131,872
	Idaho – 0.2% (0.1% of Total Investments)
5	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-1, 6.750%, 7/01/22	No Opt. Call	Aaa	5,231
5	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)	No Opt. Call	Aaa	5,078
100	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	100,537
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,078,100
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,138,325
2,175	Total Idaho			2,327,271
	Illinois – 7.5% (4.9% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA+	1,149,257
7,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	7,367,290
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	7,551,720
7,025	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,029,558
10,330	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	11/11 at 100.00	Baa1	10,334,339
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/11 at 100.00	Baa1	3,296,120
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+	7,051,498
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	No Opt. Call	AA+	5,749,839
22,610	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 – FGIC Insured	2/12 at 100.00	A+	22,632,836
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,605,200
15,000	0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA	1,820,550

Nuveen Investments	43

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	$4,787,748
5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.617%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	5,518,032
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	Aaa	4,635,562
2,365	5.000%, 12/01/23 – FGIC Insured	12/14 at 100.00	Aaa	2,570,329
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	1,817,320
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA+	1,119,692
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA+	1,217,678
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA+	1,353,244
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA+	1,223,536
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA+	2,381,946
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA+	2,609,759
150,790	Total Illinois			104,823,053
	Indiana – 4.6% (3.0% of Total Investments)
2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+ (4)	2,189,030
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,045,200
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,687,595
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	No Opt. Call	AA+	5,254,450
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	9,100,200
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	10,365,643
3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+ (4)	3,358,713
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	1,468,144
5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 – AMBAC Insured	7/13 at 100.00	AA–	5,074,350
10,000	Purdue University, Indiana, Student Fee Bonds, Series 2002O, 5.000%, 7/01/19 (Pre-refunded 1/01/12) – NPFG Insured	1/12 at 100.00	Aaa	10,080,300
3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (4)	3,995,250
73,440	Total Indiana			64,618,875
	Kansas – 0.7% (0.4% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 – AGM Insured Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:	9/14 at 101.00	AA+	2,196,117
2,145	5.000%, 9/01/27 – AGM Insured	9/14 at 100.00	Aa3	2,206,733
4,835	5.000%, 9/01/29 – AGM Insured	9/14 at 100.00	Aa3	4,942,869
9,035	Total Kansas			9,345,719
	Kentucky – 2.0% (1.3% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 – NPFG Insured	6/14 at 100.00	Aa3	4,160,327

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
$3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+	$4,417,886
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA+	11,050,800
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	8,070,450
25,230	Total Kentucky			27,699,463
	Louisiana – 4.8% (3.2% of Total Investments)
5,000	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/12 at 100.00	BBB	5,002,200
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+	3,496,001
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+	3,321,027
4,525	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	4,723,557
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	2,552,520
4,415	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	4,671,379
5,000	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	5,315,550
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	3,354,087
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	35,293,442
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.865%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	36,481
66,758	Total Louisiana			67,766,244
	Maine – 0.2% (0.2% of Total Investments)
3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aaa	3,208,410
	Maryland – 0.3% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	4,889,018
	Massachusetts – 5.1% (3.4% of Total Investments)
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,799,340
22,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42 (Pre-refunded 1/01/12) – AMBAC Insured	1/12 at 101.00	A (4)	22,911,525
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.895%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA	6,923,777
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	12,177,660
15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	16,439,250
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	7,287,575
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA– (4)	1,707,720
67,085	Total Massachusetts			72,246,847
	Michigan – 2.3% (1.5% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	6,076,387
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	4/18 at 100.00	Baa1	5,896,080

Nuveen Investments	45

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$7,420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 – NPFG Insured	1/12 at 100.00	A+	$7,419,406
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	1/12 at 100.00	A	1,949,480
1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 – AMBAC Insured	5/13 at 100.00	Aa1	1,148,657
10,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/11 at 101.00	BBB+	10,043,900
31,995	Total Michigan			32,533,910
	Minnesota – 2.1% (1.4% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+	5,615,100
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	6,067,122
4,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	4,460,920
12,895	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Marian Center Project, Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)	12/11 at 102.00	N/R (4)	13,262,121
26,915	Total Minnesota			29,405,263
	Missouri – 0.3% (0.2% of Total Investments)
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–	4,269,004
	Montana – 0.2% (0.2% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA+	3,233,370
	Nebraska – 2.4% (1.6% of Total Investments)
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	27,393,809
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,352,800
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	1,076,800
33,125	Total Nebraska			33,823,409
	Nevada – 8.5% (5.6% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA	7,706,440
3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA+	3,802,820
3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+	3,158,760
8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+	8,541,783
3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,814,404
16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	17,582,981
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	7,525,876
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,000	5.625%, 1/01/34 – AMBAC Insured (5)	1/12 at 100.00	N/R	3,450,000
11,400	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	2,622,000
10,285	Henderson, Nevada, General Obligation Sewer Bonds, Series 2004, 5.000%, 6/01/34 – FGIC Insured	12/14 at 100.00	AA+	10,488,952
14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	6/12 at 100.00	A3	14,947,238

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3 (4)	$26,057,482
10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R (4)	10,285,500
136,785	Total Nevada			119,984,236
	New Jersey – 4.2% (2.8% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	2,163,460
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,430,248
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	4,022,596
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	4,009,082
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	30,021,940
	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	8,732,460
2,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	2,100,000
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,551,703
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,607,252
52,850	Total New Jersey			58,638,741
	New Mexico – 1.3% (0.8% of Total Investments)
3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa3	3,897,827
13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA+	14,125,776
17,260	Total New Mexico			18,023,603
	New York – 8.0% (5.3% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	2,041,454
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	7,807,118
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,671,902
3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,478,186
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	13,300,875
6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	6,690,723
2,800	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+	2,941,512
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	AA–	1,536,135
5,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	5,111,650
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,265,488
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	2,981,623
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	5,506,000
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,721,000

Nuveen Investments	47

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+	$5,316,100
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA+	14,625,380
2,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,126,320
3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	3,976,712
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA	1,075,780
5,000	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	5,366,800
10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/12 at 100.00	Aa3	10,312,100
106,250	Total New York			111,852,858
	North Carolina – 1.2% (0.8% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 – FGIC Insured	5/14 at 100.00	AA–	2,272,462
2,575	5.000%, 5/01/26 – FGIC Insured	5/14 at 100.00	AA–	2,648,336
5,250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA+	5,504,625
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,393,390
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,468,910
16,440	Total North Carolina			17,287,723
	North Dakota – 0.5% (0.3% of Total Investments)
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,415,488
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,480,026
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,243,150
6,550	Total North Dakota			7,138,664
	Ohio – 4.7% (3.1% of Total Investments)
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 – FGIC Insured	6/14 at 100.00	A+	2,830,465
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	2,271,300
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+	2,467,903
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa1	2,304,137
19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	18,611,527
20,100	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 – AMBAC Insured	11/11 at 100.00	AA–	20,104,221
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	Aa3	4,949,400
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	6,739,620
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	3,280,140
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA+	2,114,500
64,315	Total Ohio			65,673,213

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 2.4% (1.6% of Total Investments)
$3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	$3,837,225
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	No Opt. Call	AAA	1,136,340
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,648,875
1,210	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	1,215,118
21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	21,019,950
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3	5,159,917
33,090	Total Oklahoma			34,017,425
	Oregon – 0.5% (0.3% of Total Investments)
2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	2,662,815
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,507,720
6,535	Total Oregon			7,170,535
	Pennsylvania – 5.0% (3.3% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+	2,273,726
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA–	8,370,861
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	5,432,858
1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,617,819
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	1,842,012
	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B:
5,000	4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA+	5,000,950
6,740	4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	6,741,281
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	2,772,683
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+	10,220,800
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+	7,101,704
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	5,420,611
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2	6,615,324
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA+	3,541,559
3,450	5.000%, 1/15/23 – AGM Insured (UB)	1/16 at 100.00	AA–	3,701,091
68,375	Total Pennsylvania			70,653,279
	Puerto Rico – 0.9% (0.6% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (4)	2,868,375
670	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	Baa1	694,690
1,330	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1 (4)	1,437,624
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+	1,617,921

Nuveen Investments	49

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	$5,267,520
42,050	Total Puerto Rico			11,886,130
	Rhode Island – 0.3% (0.2% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	1/12 at 100.00	Baa1	2,199,346
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1	1,523,470
3,600	Total Rhode Island			3,722,816
	South Carolina – 5.8% (3.8% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.626%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	16,365,222
10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 – NPFG Insured	12/12 at 100.00	A+	10,099,900
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 – NPFG Insured	8/14 at 100.00	Baa1	2,156,460
2,605	5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1	2,806,158
2,385	5.250%, 8/15/25 – NPFG Insured	8/14 at 100.00	Baa1	2,519,442
5,880	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured	No Opt. Call	N/R	5,531,610
4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA+	4,626,045
8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 – AMBAC Insured	11/12 at 100.00	A	8,237,920
10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	10,019,700
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	1,371,425
17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	17,564,575
78,770	Total South Carolina			81,298,457
	Texas – 5.6% (3.7% of Total Investments)
4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+	4,657,627
405	Capital Area Housing Finance Corporation, Texas, FNMA Backed Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 106.00	Aaa	431,405
8,545	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	8,556,279
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	20,913,500
4,671	Houston Housing Finance Corporation, Texas, GNMA Collateralized Mortgage Multifamily Housing Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%, 3/20/42	3/12 at 105.00	Aaa	4,839,156
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,335,240
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,419,050
17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 – AMBAC Insured	3/12 at 100.00	A2	17,397,450
225	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	225,117
2,960	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 – NPFG Insured	5/21 at 100.00	A1	2,968,318

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – NPFG Insured	8/16 at 100.00	Baa1	$7,535,353
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/11 at 100.00	AA–	1,878,106
82,101	Total Texas			79,156,601
	Utah – 1.3% (0.9% of Total Investments)
2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA– (4)	2,150,400
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB)	6/18 at 100.00	AAA	15,967,650
17,000	Total Utah			18,118,050
	Virginia – 0.2% (0.1% of Total Investments)
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 – AGM Insured	6/14 at 100.00	AA+	1,137,900
1,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	1,022,880
2,035	Total Virginia			2,160,780
	Washington – 6.0% (4.0% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/12 at 100.00	AAA	10,007,600
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 – FGIC Insured	1/15 at 100.00	AA–	2,568,650
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 – FGIC Insured	12/14 at 100.00	AA+	3,827,145
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.741%, 1/01/39 – AGC Insured (IF) (6)	1/19 at 100.00	Aa1	8,759,550
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	17,848,980
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	Aa2	5,056,841
11,000	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	11,283,580
4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	5,202,723
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,165,256
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,347,420
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,543,110
5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.326%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	6,917,721
78,305	Total Washington			84,528,576
	West Virginia – 0.8% (0.5% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	10,525,200
	Wisconsin – 2.9% (1.9% of Total Investments)
15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/12 at 100.00	Baa1	15,001,347
10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	10,232,532
290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA	319,101

Nuveen Investments	51

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	$2,893,017
10,945	Wisconsin State, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	AA	11,973,389
39,135	Total Wisconsin			40,419,386
$2,244,054	Total Long-Term Investments (cost $2,060,471,535) – 150.7%			2,116,616,323
	Short-Term Investments – 0.7% (0.5% of Total Investments)
	Missouri - 0.5% (0.4% of Total Investments)
8,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 2.630%, 7/01/26 (7)	No Opt. Call	A-2	8,000,000
	North Carolina - 0.2% (0.1% of Total Investments)
2,500	Sampson County, North Carolina, Certificates of Participation, Series 2006, Variable Rate Demand Obligations, Series 112, 0.340%, 6/01/34 – AGM Insured (7)	6/17 at 100.00	A-1	2,500,000
$10,500	Total Short-Term Investments (cost $10,500,000)			10,500,000
	Total Investments (cost $2,070,971,535) - 151.4%			2,127,116,323
	Floating Rate Obligations – (7.6)%			(106,158,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.5)% (8)			(667,200,000)
	Other Assets Less Liabilities – 3.7%			51,055,675
	Net Assets Applicable to Common Shares – 100%			$1,404,813,665

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%. N/R Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 – AMBAC Insured	8/15 at 100.00	AA+	$2,277,704
	Arizona – 4.1% (2.7% of Total Investments)
2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	2,111,660
4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,599,338
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA	4,965,000
11,370	Total Arizona			11,675,998
	Arkansas – 1.5% (1.0% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,255,532
	California – 22.6% (15.0% of Total Investments)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	11,321
990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	1,070,180
1,890	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/30 – FGIC Insured	8/12 at 34.88	A+	550,803
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,045,782
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA+	1,066,054
1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	627,164
40	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%, 12/30/24 (Alternative Minimum Tax)	No Opt. Call	AA+	41,447
30	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	AA+	31,153
3,220	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	4,081,447
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa1	5,868,200
8,460	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	11,274,050
5,705	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,308,247
8,135	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	10,732,912
29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	5,799,130
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+	2,015,600
4,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	3,586,181
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa	2,987,568
1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	1,841,608
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,826,332
86,005	Total California			64,765,179

Nuveen Investments	53

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 7.7% (5.1% of Total Investments)
$3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008C-1, Trust 1090, 15.136%, 10/01/41 – AGM Insured (IF) (6)	4/18 at 100.00	AA	$3,146,190
2,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/18 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	2,579,800
20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	5,609,800
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 – AGM Insured	12/14 at 100.00	AA+	4,760,968
2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,337,435
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (4)	1,571,353
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa2 (4)	1,027,880
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,069,900
35,360	Total Colorado			22,103,326
	District of Columbia – 0.2% (0.1% of Total Investments)
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	681,120
	Florida – 5.6% (3.7% of Total Investments)
2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A–	2,372,218
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2	1,600,725
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	No Opt. Call	AA+	1,282,848
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA+	4,111,360
4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1	4,526,327
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,076,560
15,225	Total Florida			15,970,038
	Georgia – 2.0% (1.3% of Total Investments)
2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	2,805,084
1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,296,138
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,642,505
5,300	Total Georgia			5,743,727
	Hawaii – 0.8% (0.5% of Total Investments)
2,250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1	2,269,688
	Illinois – 14.8% (9.9% of Total Investments)
4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	A–	4,065,760
8,200	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa3	8,710,532
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	1,520,833
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	18,202,822
1,320	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41– AGM Insured	8/21 at 100.00	AA+	1,385,116

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	$2,564,175
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA	606,850
200	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	200,310
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A2	3,161,310
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA+	2,179,970
51,435	Total Illinois			42,597,678
	Indiana – 5.5% (3.6% of Total Investments)
2,720	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,780,030
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 – AMBAC Insured	11/14 at 100.00	Aaa	1,123,372
1,060	5.250%, 11/15/20 – AMBAC Insured	11/14 at 100.00	Aaa	1,170,855
1,100	5.250%, 11/15/21 – AMBAC Insured	11/14 at 100.00	Aaa	1,215,038
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	5,054,896
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	3,234,210
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA+	1,078,150
19,150	Total Indiana			15,656,551
	Iowa – 1.2% (0.8% of Total Investments)
3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 – AMBAC Insured	6/13 at 100.00	N/R	3,438,593
	Kansas – 0.3% (0.2% of Total Investments)
985	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 – AGM Insured	9/14 at 100.00	Aa3	1,002,228
	Louisiana – 3.1% (2.1% of Total Investments)
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+	703,400
885	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	923,834
7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	7,277,352
8,715	Total Louisiana			8,904,586
	Maryland – 2.2% (1.5% of Total Investments)
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA+	1,209,960
5,000	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/21 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	5,072,950
6,200	Total Maryland			6,282,910
	Massachusetts – 4.7% (3.1% of Total Investments)
2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	2,666,300
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.546%, 7/01/29 (IF)	7/19 at 100.00	AA	3,639,352

Nuveen Investments	55

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	$4,871,064
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	1,732,745
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	No Opt. Call	AA+	545,730
12,460	Total Massachusetts			13,455,191
	Michigan – 1.3% (0.9% of Total Investments)
3,810	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum Tax)	8/12 at 102.00	Aaa	3,852,482
	Minnesota – 0.5% (0.3% of Total Investments)
100	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/12 at 100.00	AA+	100,439
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,208,590
1,100	Total Minnesota			1,309,029
	Missouri – 1.4% (1.0% of Total Investments)
2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 – NPFG Insured	10/13 at 100.00	A–	2,123,520
2,035	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Tender Option Bond Trust DCL-017, 2.630%, 7/01/26	No Opt. Call	AAA	2,035,000
4,035	Total Missouri			4,158,520
	Nevada – 6.5% (4.4% of Total Investments)
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+	2,105,840
2,100	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+	2,116,548
900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	945,720
4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	4,923,026
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
160	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	N/R	14,224
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000
7,990	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	N/R (4)	8,223,867
19,865	Total Nevada			18,789,225
	New Jersey – 2.5% (1.6% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,253,796
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,249,584
4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	4,618,760
6,400	Total New Jersey			7,122,140
	New Mexico – 1.1% (0.6% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA+	3,132,251
	New York – 7.0% (4.7% of Total Investments)
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,085,880

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	$689,533
2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,989,486
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	5,320,350
500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+	525,270
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	AA+ (4)	10,516,300
19,335	Total New York			20,126,819
	North Carolina – 3.1% (2.1% of Total Investments)
1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA	2,273,686
3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+ (4)	3,358,509
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	3,241,327
7,925	Total North Carolina			8,873,522
	Ohio – 4.0% (2.7% of Total Investments)
4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	N/R	4,373,875
2,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	2,246,540
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA+	4,906,239
10,795	Total Ohio			11,526,654
	Oklahoma – 1.4% (0.9% of Total Investments)
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,837,225
260	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	261,100
3,760	Total Oklahoma			4,098,325
	Oregon – 4.2% (2.8% of Total Investments)
	Oregon Health Sciences University, Revenue Bonds, Series 2002A:
5,000	5.000%, 7/01/26 – NPFG Insured	1/13 at 100.00	A1	5,053,050
7,000	5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1	7,041,720
12,000	Total Oregon			12,094,770
	Pennsylvania – 6.9% (4.6% of Total Investments)
1,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	1,608,360
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,102,060
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	4,225,040
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,810,953
2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	2,680,509
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,109,073
2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	2,160,919
19,045	Total Pennsylvania			19,696,914

Nuveen Investments	57

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.8% (1.8% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3	$2,613,850
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+	1,043,820
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	1,208,276
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	731,600
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	890,830
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3 (4)	1,453,787
11,675	Total Puerto Rico			7,942,163
	South Carolina – 0.1% (0.1% of Total Investments)
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	411,428
	Tennessee – 1.9% (1.3% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,163,260
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA+	2,238,244
5,055	Total Tennessee			5,401,504
	Texas – 10.5% (7.0% of Total Investments)
1,150	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+	1,215,953
10,175	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+	10,176,933
4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 14.052%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	6,398,310
2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+	2,193,649
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 – FGIC Insured	12/13 at 100.00	A+	4,895,232
4,800	5.250%, 12/15/21 – FGIC Insured	12/13 at 100.00	A+	5,147,232
26,875	Total Texas			30,027,309
	Utah – 2.1% (1.4% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA+	6,095,405
	Vermont – 1.8% (1.2% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA+	5,148,050
	Virginia – 0.1% (0.1% of Total Investments)
250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	255,720
	Washington – 13.2% (8.8% of Total Investments)
	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
9,285	5.000%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa	9,756,678
12,785	5.000%, 12/01/20 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa	13,434,478
	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	2,966,942
2,990	5.250%, 12/01/19 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	3,220,021

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$4,715	Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%, 4/01/17 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	Aa2	$4,731,644
895	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	907,250
1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA (4)	1,329,259
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.785%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,483,800
35,940	Total Washington			37,830,072
	Wisconsin – 0.3% (0.2% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	993,447
$467,410	Total Long-Term Investments (cost $416,716,808) – 149.8%			429,965,798
	Short-Term Investments – 0.6% (0.4% of Total Investments)
	Florida – 0.6% (0.4% of Total Investments)
1,760	Pinellas County, Florida, Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2917Z, 0.160%, 10/01/32 – AGM Insured (7)	10/13 at 100.00	N/R	1,760,000
$1,760	Total Short-Term Investments (cost $1,760,000)			1,760,000
	Total Investments (cost $418,476,808) – 150.4%			431,725,798
	Floating Rate Obligations – (6.6)%			(19,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.6)% (8)			(130,900,000)
	Other Assets Less Liabilities – 1.8%			5,241,948
	Net Assets Applicable to Common Shares – 100%			$287,067,746

The Fund intends to invest at least 80% of its managed net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Insured Premium Income Municipal Fund 2
NPX	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.7% (1.1% of Total Investments)
$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	$3,821,700
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Baa1	1,200,286
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Baa1	884,395
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 – AGM Insured	3/15 at 100.00	AAA	2,716,029
8,775	Total Alabama			8,622,410
	Arizona – 4.9% (3.2% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	3,030,468
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+	3,642,555
5,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	5,279,150
12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	12,876,911
23,665	Total Arizona			24,829,084
	Arkansas – 2.6% (1.7% of Total Investments)
5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 – AGM Insured	6/14 at 100.00	AA+	6,239,242
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2	2,089,660
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2	2,083,860
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 – AMBAC Insured	12/13 at 100.00	Aa2	2,530,270
12,225	Total Arkansas			12,943,032
	California – 23.7% (15.5% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	6,022,702
20	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	22,642
1,980	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 – NPFG Insured	12/14 at 100.00	AAA	2,182,673
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	1,338,805
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,930,100
3,175	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/35 – FGIC Insured	8/12 at 26.19	A+	644,938
31,200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	1/12 at 27.01	Baa1	7,151,664
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,657,185
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,773,760
1,870	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,019,823
6,520	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2	7,104,909

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	$4,295,840
3,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30	12/21 at 100.00	AA	3,915,100
15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	16,267,650
1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	1,983,100
8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA	8,381,340
1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,539,741
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA–	659,520
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/11 at 100.00	N/R	735,390
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,746,271
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	746,633
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	687,085
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,664,826
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB+	2,015,600
7,845	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	5,954,198
5,000	Torrance, California, Certificates of Participation, Refunding Series 2005B, 5.000%, 6/01/24 – AMBAC Insured	No Opt. Call	AA	5,106,500
12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000% 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	12,787,000
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA+	4,494,828
185,515	Total California			119,829,823
	Colorado – 9.5% (6.2% of Total Investments)
1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A	1,964,871
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,459,855
16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	17,475,146
125	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – AGM Insured	12/13 at 100.00	AA+	135,315
5,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (4)	5,462,550
12,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	3,365,880
1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA– (4)	1,392,310

Nuveen Investments	61

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
$2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	$2,829,825
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	5,801,141
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,263,860
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA+	2,871,660
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,069,900
53,155	Total Colorado			48,092,313
	District of Columbia – 0.1% (0.1% of Total Investments)
1,065	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,090,816
	Florida – 8.4% (5.5% of Total Investments)
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	11,307,120
1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+	1,084,400
4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA	4,273,080
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,564,027
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	No Opt. Call	AA+	10,373,100
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+	6,532,245
5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+	5,849,272
1,500	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA+	1,526,460
41,100	Total Florida			42,509,704
	Georgia – 4.7% (3.1% of Total Investments)
5,600	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	5,806,696
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,576,599
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1	4,128,000
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1	1,892,523
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1	2,744,991
4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Refunding Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	N/R (4)	4,743,675
3,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.200%, 10/01/22 – AMBAC Insured	10/12 at 101.00	A+	3,058,470
22,990	Total Georgia			23,950,954
	Hawaii – 4.0% (2.6% of Total Investments)
20,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Refunding Bonds, Hawaiian Electric Company Inc., Series 2000, 5.700%, 7/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1	20,008,600

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.0% (0.0% of Total Investments)
$190	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1998E, 5.450%, 7/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	Aaa	$194,592
	Illinois – 8.1% (5.3% of Total Investments)
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 (WI/DD, Settling 11/04/11) – AGM Insured	6/21 at 100.00	AA–	3,659,390
8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	8,419,760
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA+	2,350,499
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,053,800
	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A:
670	6.125%, 4/01/12 – AGM Insured (ETM)	No Opt. Call	AA– (4)	684,137
5,045	6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA– (4)	6,132,652
1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,233,179
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	4,102,680
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3	5,196,900
19,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,566,122
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	4,585,897
95	Peoria, Moline and Freeport, Illinois, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27 (Alternative Minimum Tax)	4/12 at 100.00	AA+	96,466
56,925	Total Illinois			41,081,482
	Indiana – 5.8% (3.8% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 – AGM Insured	8/14 at 100.00	Aaa	2,284,578
2,215	5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	Aaa	2,403,962
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	10,355,700
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,083,900
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,812,321
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	5,390,350
28,050	Total Indiana			29,330,811
	Iowa – 0.8% (0.5% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	No Opt. Call	A2	4,001,120
	Kentucky – 1.4% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	Baa1	2,106,325
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–	5,117,700
11,010	Total Kentucky			7,224,025

Nuveen Investments	63

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 5.6% (3.7% of Total Investments)
$5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA+	$5,282,850
3,935	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	4,107,668
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,074,186
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,338,335
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,341,635
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	14,092,679
27,740	Total Louisiana			28,237,353
	Maryland – 0.3% (0.2% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,729,582
	Massachusetts – 3.5% (2.3% of Total Investments)
3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	3,199,560
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,320,730
1,000	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/28 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,003,610
290	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	219,545
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.314%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	3,828,447
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,000,218
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,191,900
16,275	Total Massachusetts			17,764,010
	Michigan – 0.6% (0.4% of Total Investments)
3,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.000%, 4/01/16 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.00	AA	3,175,231
	Minnesota – 0.1% (0.1% of Total Investments)
600	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/12 at 100.00	AA+	602,634
	Missouri – 0.4% (0.3% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,130,370
355	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Brookstone Village Apartments, Series 1996A, 6.000%, 12/01/16 – AGM Insured (Alternative Minimum Tax)	12/11 at 100.00	Aaa	355,621
750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A–	758,910
2,105	Total Missouri			2,244,901
	Nebraska – 0.3% (0.2% of Total Investments)
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.838%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,358,214

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.6% (2.3% of Total Investments)
$5,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 101.00	Baa2	$5,012,850
7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	7,877,885
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	Aa3	3,366,428
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
5,055	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	N/R	476,687
5,500	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	1,265,000
26,380	Total Nevada			17,998,850
	New Jersey – 9.1% (6.0% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	1,379,206
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,430,248
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3	1,649,326
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,541,124
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,535,947
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA+	3,503,378
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	5,830,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	2,184,900
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA+	10,888,605
10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	11,546,900
3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA–	3,478,396
69,925	Total New Jersey			45,968,530
	New Mexico – 1.0% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,536,817
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,130,693
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,157,800
4,465	Total New Mexico			4,825,310
	New York – 9.6% (6.3% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,216,186
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,326,520
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+	7,905,636

Nuveen Investments	65

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	$1,101,020
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,692,159
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	11,517,151
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	5,320,350
2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	2,618,109
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	5,500,650
1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.026%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,750,118
495	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/12 at 100.00	AA+	495,787
3,770	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/25 – AGM Insured	7/15 at 100.00	AA+	3,995,484
45,790	Total New York			48,439,170
	North Carolina – 2.3% (1.5% of Total Investments)
1,250	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 – NPFG Insured	7/15 at 100.00	Aa3	1,291,488
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA	2,280,091
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,225	5.000%, 5/01/23 – FGIC Insured	5/14 at 100.00	AA–	2,311,753
2,335	5.000%, 5/01/24 – FGIC Insured	5/14 at 100.00	AA–	2,417,122
2,900	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/21 – AMBAC Insured	5/15 at 100.00	Aa3	3,096,533
10,490	Total North Carolina			11,396,987
	Ohio – 1.6% (1.1% of Total Investments)
7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	7,432,263
700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 – AMBAC Insured	12/13 at 100.00	AA+	741,860
8,525	Total Ohio			8,174,123
	Oklahoma – 0.3% (0.2% of Total Investments)
1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,644,525
	Oregon – 0.3% (0.2% of Total Investments)
1,520	Portland Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Series 2000, 6.000%, 7/01/33 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	Baa1	1,521,201
	Pennsylvania – 10.1% (6.6% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,144,480
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	4,507,522
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,810,953
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 (WI/DD, Settling 11/15/11) – AGM Insured	12/21 at 100.00	Aa3	3,920,120

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,015	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	$1,049,256
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	5,357,185
4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	4,585,871
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,109,073
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA+	5,376,607
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA+	3,066,930
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,035,775
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,620,852
2,360	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	1/12 at 100.00	A1 (4)	2,693,185
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–	4,017,664
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,170,979
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,530,966
3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	3,916,414
48,890	Total Pennsylvania			50,913,832
	Puerto Rico – 1.5% (1.0% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A3	2,613,850
4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	4,838,246
7,205	Total Puerto Rico			7,452,096
	South Carolina – 0.4% (0.2% of Total Investments)
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+	2,055,526
	Texas – 12.6% (8.3% of Total Investments)
1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	1,733,660
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 – AGM Insured (UB)	7/14 at 100.00	AA–	3,763,912
3,645	5.000%, 7/15/23 – AGM Insured (UB)	7/14 at 100.00	AA–	3,948,045
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,150,800
10,175	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+	10,176,933
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,541,865
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1	5,703,525
500	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA+	556,400

Nuveen Investments	67

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/24 (Alternative Minimum Tax)	7/21 at 100.00	A	$2,074,380
4,485	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003B, 5.000%, 5/15/21 (Pre-refunded 5/15/12) – AGM Insured	5/12 at 100.00	AA+ (4)	4,600,623
10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	A	10,229,600
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	7/12 at 105.00	Aaa	4,363,822
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	2,515,341
85	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 – AGM Insured	No Opt. Call	AA+	86,316
2,215	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+ (4)	2,254,449
61,966	Total Texas			63,699,671
	Utah – 2.3% (1.5% of Total Investments)
8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 – AGM Insured (UB)	7/13 at 100.00	AA–	9,098,542
2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 – NPFG Insured	12/13 at 100.00	A+	2,397,020
10,985	Total Utah			11,495,562
	Vermont – 0.3% (0.2% of Total Investments)
1,320	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A, 6.000%, 12/01/23 – AMBAC Insured	12/11 at 100.00	Baa1	1,320,000
	Virginia – 2.6% (1.7% of Total Investments)
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
5,880	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A	6,253,792
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	5,262,300
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 – AGM Insured	6/14 at 100.00	AA+	1,251,614
500	5.250%, 12/15/23 – AGM Insured	6/14 at 100.00	AA+	544,180
12,530	Total Virginia			13,311,886
	Washington – 5.6% (3.7% of Total Investments)
1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa1 (4)	1,439,596
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,149,820
4,900	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,969,629
3,950	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	11/11 at 100.00	A2	3,953,002
6,200	Washington State, General Obligation Purpose Bonds, Series 2003A, 5.000%, 7/01/20 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AA+ (4)	6,397,098
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	8,556,345
30,275	Total Washington			28,465,490
	Wisconsin – 2.4% (1.6% of Total Investments)
7,000	La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds, Northern States Power Company Project, Series 1996, 6.000%, 11/01/21 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aaa	7,892,220
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,092,855
10,775	Total Wisconsin			11,985,075

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.4% (0.3% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,011,905
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,017,715
2,000	Total Wyoming			2,029,620
$877,781	Total Investments (cost $755,709,435) – 152.5%			771,518,145
	Floating Rate Obligations – (11.5)%			(57,980,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value– (43.3)% (7)			(219,000,000)
	Other Assets Less Liabilities – 2.3%			11,227,614
	Net Assets Applicable to Common Shares – 100%			$505,765,759

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value a percentage of Total Investments is 28.4%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	69

Nuveen Insured Dividend Advantage Municipal Fund
NVG	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 149.4% (99.8% of Total Investments)
	Alabama – 1.9% (1.3% of Total Investments)
$5,310	Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002, 5.300%, 5/01/32 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 101.00	A+ (4)	$5,498,186
3,045	Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%, 3/01/20 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 101.00	AA+ (4)	3,124,231
8,355	Total Alabama			8,622,417
	Alaska – 3.5% (2.3% of Total Investments)
15,000	Alaska, International Airport System Revenue Bonds, Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aa3 (4)	15,682,650
	Arizona – 2.4% (1.6% of Total Investments)
5,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,011,500
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	5,960,880
11,000	Total Arizona			10,972,380
	California – 14.8% (9.9% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	1,248,180
6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–	1,994,731
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3	1,545,128
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	1,622,029
2,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/33 – FGIC Insured	8/12 at 29.17	A+	463,640
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA–	2,624,705
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	Aa3	1,302,375
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	Aa3	1,770,696
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,316,239
18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	18,061,747
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	5.750%, 6/01/47	6/17 at 100.00	BB+	723,480
365	5.125%, 6/01/47	6/17 at 100.00	BB+	237,688
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	942,126
7,935	Los Angeles, California, Certificates of Participation, Series 2002, 5.300%, 4/01/32 – AMBAC Insured	4/12 at 100.00	A+	7,956,266
2,220	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – NPFG Insured	1/12 at 100.00	A	2,220,488
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2008A and 2008B:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	2,597,905
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA+	829,436
2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	1,928,327

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/21 at 100.00	AA–	$3,272,773
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	AA+	945,230
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	AA+	1,098,108
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	5,176,244
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	3,841,301
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,796,250
98,285	Total California			66,515,092
	Colorado – 5.7% (3.8% of Total Investments)
17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	BBB	17,847,718
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB	688,868
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa1	6,962,860
35,050	Total Colorado			25,499,446
	District of Columbia – 1.7% (1.1% of Total Investments)
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	6,634,058
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	957,664
7,740	Total District of Columbia			7,591,722
	Florida – 11.3% (7.5% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	3,083,760
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
2,305	5.250%, 12/01/17 – NPFG Insured	12/13 at 100.00	A–	2,416,355
1,480	5.250%, 12/01/18 – NPFG Insured	12/13 at 100.00	A–	1,543,285
11,600	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	11,961,340
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA+	2,373,901
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	No Opt. Call	AA+	1,642,289
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	7,402,591
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	5,776,176
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	10,163,200
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	2,031,560
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	999,140
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,038,280
49,030	Total Florida			50,431,877
	Georgia – 1.8% (1.2% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	7,147,708
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,049,050
7,925	Total Georgia			8,196,758

Nuveen Investments	71

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 1.0% (0.7% of Total Investments)
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
$3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	$3,234,300
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,207,801
4,130	Total Idaho			4,442,101
	Illinois – 12.9% (8.6% of Total Investments)
10,000	Bolingbrook, Illinois, General Obligation Bonds, Series 2002A, 5.375%, 1/01/38 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa3 (4)	10,086,600
1,305	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.500%, 1/01/38 – NPFG Insured	1/12 at 100.00	Aa3	1,306,657
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
4,250	5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	4,276,010
4,485	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	4,509,398
4,730	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	4,755,731
2,930	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	2,945,939
3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	3,775,860
3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/17 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1	3,017,550
4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – NPFG Insured	12/12 at 101.00	Baa1	4,091,440

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

2,500	0.000%, 2/01/33	2/21 at 44.23	AA	615,275
2,000	0.000%, 2/01/34	2/21 at 41.04	AA	451,980
480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 – AGM Insured	10/13 at 100.00	Aa3	512,323
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (4)	839,754
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (4)	272,648
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	3,589,845
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	3,482,000
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,274,991
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.617%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	3,108,554
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA+	4,070,430
97,500	Total Illinois			57,982,985
	Indiana – 13.9% (9.3% of Total Investments)
3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	A1	3,549,575
	Indiana Bond Bank, Special Program Bonds, Hendricks County Redevelopment District, Series 2002D:
5,075	5.250%, 4/01/26 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	5,181,778
7,000	5.250%, 4/01/30 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	7,147,280
10,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 – AMBAC Insured	7/12 at 100.00	A+	10,016,400
3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,285,955
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	5,390,350

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+ (4)	$20,669,000
6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – NPFG Insured	1/13 at 100.00	AA+	7,227,194
60,630	Total Indiana			62,467,532
	Kansas – 0.8% (0.6% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	3,543,050
	Kentucky – 0.6% (0.4% of Total Investments)
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+	2,764,040
	Louisiana – 4.4% (3.0% of Total Investments)
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA+	1,049,850
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA+	5,282,850
1,325	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	1,383,141
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	782,620
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,170,099
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-5, 15.833%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	3,172
3,085	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.125%, 9/01/21 – NPFG Insured	9/12 at 100.00	A3	3,122,575
19,453	Total Louisiana			19,794,307
	Massachusetts – 0.9% (0.6% of Total Investments)
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,066,520
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	2,787,460
3,775	Total Massachusetts			3,853,980
	Michigan – 0.4% (0.2% of Total Investments)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	324,195
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,245,556
1,500	Total Michigan			1,569,751
	Minnesota – 0.5% (0.3% of Total Investments)
1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	2,197,003
	Missouri – 0.4% (0.3% of Total Investments)
1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 – AGM Insured	3/14 at 100.00	AA+	1,747,856
	Nebraska – 2.0% (1.3% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:	9/15 at 100.00	AA	6,783,576
1,000	5.250%, 4/01/20 – AGM Insured	4/13 at 100.00	AA+	1,053,660
1,000	5.250%, 4/01/21 – AGM Insured	4/13 at 100.00	AA+	1,048,890
8,360	Total Nebraska			8,886,126

Nuveen Investments	73

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.1% (1.4% of Total Investments)
$2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	No Opt. Call	AA+	$2,474,362
6,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	6,959,060
9,015	Total Nevada			9,433,422
	New Jersey – 0.9% (0.7% of Total Investments)
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,457,816
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	1,385,628
3,350	Total New Jersey			3,843,444
	New York – 6.6% (4.4% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,216,186
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–	3,884,504
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.341%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,377,700
1,335	13.329%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,587,115
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	901,697
3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,849,928
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A–	2,327,208
1,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+	1,996,026
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	492,058
10,265	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 – AGM Insured	11/12 at 100.00	AA+	10,422,157
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	1,636,187
28,575	Total New York			29,690,766
	North Carolina – 0.6% (0.5% of Total Investments)
2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA+ (4)	2,263,331
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	593,168
2,620	Total North Carolina			2,856,499
	Ohio – 1.7% (1.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BB–	50,083
710	5.875%, 6/01/30	6/17 at 100.00	BB–	536,817
685	5.750%, 6/01/34	6/17 at 100.00	BB–	497,146
1,570	5.875%, 6/01/47	6/17 at 100.00	BB–	1,115,297
4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	Aa3	5,231,715
7,680	Total Ohio			7,431,058

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.5% (0.3% of Total Investments)
$2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A	$2,023,460
	Oregon – 1.6% (1.1% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,243,210
	Oregon, General Obligation Veterans Welfare Bonds, Series 82:
2,605	5.375%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	2,607,813
1,235	5.500%, 12/01/42 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	1,236,210
6,840	Total Oregon			7,087,233
	Pennsylvania – 4.8% (3.2% of Total Investments)
4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB+	4,684,185
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,086,572
4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	Aa2	4,130,784
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,109,073
6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	5,095,860
2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA	2,111,500
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–	2,208,360
1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	1,072,990
21,730	Total Pennsylvania			21,499,324
	Puerto Rico – 0.4% (0.3% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA+	1,278,680
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	731,600
6,225	Total Puerto Rico			2,010,280
	South Carolina – 1.5% (1.0% of Total Investments)
1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+	2,050,269
	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
1,000	5.500%, 4/01/17 – NPFG Insured	4/13 at 100.00	A–	1,063,060
2,300	5.000%, 4/01/21 – NPFG Insured	4/13 at 100.00	A–	2,406,766
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA+	1,067,260
6,250	Total South Carolina			6,587,355
	Tennessee – 9.4% (6.2% of Total Investments)
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA+	1,633,213
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA+	1,589,515
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+	2,135,740
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA– (4)	10,483,300
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA– (4)	10,483,300
15,195	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.250%, 5/01/32 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	15,577,914
40,100	Total Tennessee			41,902,982

Nuveen Investments	75

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 20.7% (13.8% of Total Investments)
$2,265	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+	$2,274,604
	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – NPFG Insured	11/13 at 100.00	AA	2,391,603
2,355	5.000%, 11/15/17 – NPFG Insured	11/13 at 100.00	AA	2,500,845
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.603%, 11/01/41 (IF)	11/21 at 100.00	AA	1,871,072
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 13.876%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	6,466,800
13,000	Houston Area Water Corporation, Texas, Contract Revenue Bonds, Northeast Water Purification Plant, Series 2002, 5.125%, 3/01/32 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	N/R (4)	13,213,720
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	1,083,810
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA–	3,293,030
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA	1,434,316
3,910	0.000%, 9/01/45	9/31 at 100.00	AA	2,395,383
500	San Antonio, Texas, Water Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 (Pre-refunded 5/15/12) – AGM Insured	5/12 at 100.00	AA+ (4)	514,240
3,845	San Antonio, Texas, Water Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 – AGM Insured	5/12 at 100.00	AA+	3,949,584
6,940	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AA+	6,952,423
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	5/12 at 100.00	Baa1	3,439,462
3,520	5.125%, 11/01/21 – NPFG Insured	5/12 at 100.00	Baa1	3,380,291
	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
9,400	5.375%, 1/01/23 – NPFG Insured	1/12 at 102.00	Baa1	7,188,744
11,665	5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1	7,822,782
5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	7/17 at 100.00	AAA	5,019,850
9,145	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Pre-refunded 6/01/12) (Alternative Minimum Tax) (UB)	6/12 at 100.00	Aaa	9,372,070
	Williamson County, Texas, General Obligation Bonds, Series 2002:
3,000	5.250%, 2/15/22 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA	3,043,860
5,000	5.250%, 2/15/25 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA	5,073,100
97,740	Total Texas			92,681,589
	Utah – 1.3% (0.8% of Total Investments)
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust 1193, 13.310%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	5,693,120
	Washington – 14.8% (9.9% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A	5,131,585
3,235	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA+ (4)	3,345,378
3,365	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	AA+	3,470,123
7,675	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1	7,931,882
2,500	Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D, 5.750%, 11/01/15 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	Aa2	2,594,975
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 – AGM Insured	12/13 at 100.00	AA+	2,381,544
3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa1 (4)	3,505,407
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,467,600

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$4,325	Washington State Economic Development Finance Authority, Wastewater Revenue Bonds, LOTT Project, Series 2002, 5.125%, 6/01/22 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Aa3 (4)	$4,448,738
15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	13,927,200
3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.326%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	3,880,673
5,170	Whitman County School District 267, Pullman, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/20 (Pre-refunded 6/01/12) – AGM Insured	6/12 at 100.00	Aa1 (4)	5,314,140
65,325	Total Washington			66,399,245
	Wisconsin – 1.6% (1.1% of Total Investments)
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,205,459
5,000	Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA+ (4)	5,162,747
7,220	Total Wisconsin			7,368,206
$746,753	Total Municipal Bonds (cost $646,671,876) – 149.4%			669,269,056

Shares	Description (1)	Value
	Investment Companies – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund Inc.	$129,331
13,600	BlackRock MuniEnhanced Fund Inc.	147,016
7,920	Dreyfus Strategic Municipal Fund	68,112
3,500	DWS Municipal Income Trust	44,240
9,500	Invesco Advantage Municipal Income Fund II	114,285
9,668	Invesco Quality Municipal Income Trust	125,491
28,980	Invesco Van Kampen Investment Grade Municipal Trust	414,414
26,280	PIMCO Municipal Income Fund II	290,394
	Total Investment Companies (cost $1,353,712)	1,333,283
	Total Investments (cost $648,025,588) – 149.7%	670,602,339
	Floating Rate Obligations – (6.3)%	(28,413,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.1)% (6)	(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (20.6)% (6)	(92,500,000)
	Other Assets Less Liabilities – 1.3%	6,381,216
	Net Assets Applicable to Common Shares – 100%	$448,070,221

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.1% and 13.8%, respectively.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements

Nuveen Investments	77

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 6.4% (4.4% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,018,910
5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba1	5,583,182
3,100	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) – NPFG Insured	5/12 at 102.00	A2 (4)	3,247,746
6,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa	6,499,863
4,500	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3	4,649,625
20,535	Total Alabama			20,999,326
	Arizona – 5.4% (3.7% of Total Investments)
10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured	11/12 at 100.00	BBB	10,026,500
6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	6,502,327
1,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	1,237,038
17,795	Total Arizona			17,765,865
	California – 21.0% (14.3% of Total Investments)
26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2	26,338,661
250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 – SYNCORA GTY Insured	4/12 at 100.00	A1	251,113
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,071
7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	8,286,922
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/12 at 102.00	A	2,805,327
8,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	7,799,501
250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB+	162,800
2,370	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 – AMBAC Insured	9/13 at 100.00	N/R	2,380,144
4,000	Montara Sanitation District, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/28 – FGIC Insured	8/13 at 100.00	AA–	4,050,320
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A	1,168,262
1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A	1,289,487
1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	3/13 at 100.00	A	1,212,747
3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	A+	3,807,075
1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 – AGM Insured	5/13 at 100.00	AA+	1,558,830
1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A	1,058,429
6,300	University of California, General Revenue Bonds, Tender Option Bonds Trust 2902, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	6,444,648
67,840	Total California			68,619,337

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.9% (3.4% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
$4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA+	$4,617,297
3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA+	3,854,813
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A	1,480,653
4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.136%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA	4,719,285
3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	841,470
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa1	601,257
19,900	Total Colorado			16,114,775
	District of Columbia – 0.7% (0.5% of Total Investments)
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	1,560,650
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	681,120
7,665	Total District of Columbia			2,241,770
	Florida – 21.4% (14.6% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1	1,041,110
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	1,575,645
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	3,101,220
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	418,468
1,000	Escambia County, Florida Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 – AMBAC Insured	10/12 at 100.00	A+	1,051,190
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	BBB	1,504,809
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	510,395
115	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	124,590
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 17.170%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AAA	3,117,525
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	Aa3	2,474,394
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 (Pre-refunded 10/01/12) – AGM Insured	10/12 at 100.00	AA+ (4)	2,088,920
105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+	111,906
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	359,009
1,765	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	AA–	1,774,249
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA– (4)	208,143
3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	3,856,230
1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2	1,518,915
2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	10/12 at 100.00	AA+	2,352,197
2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	10/12 at 100.00	N/R	2,288,986

Nuveen Investments	79

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	$1,788,578
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	490,260
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	3,055,560
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	591,170
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/12 at 100.00	Aa2	2,001,180
2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA	2,098,660
1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 – FGIC Insured	1/13 at 100.00	AA	1,550,655
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,639,052
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,194,831
2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AA+	2,728,073
	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:
2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,030,496
3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,235,440
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	946,760
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 – NPFG Insured	9/13 at 100.00	A+	2,229,971
1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	Aa3 (4)	1,535,415
450	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	474,642
1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	1,588,860
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – AMBAC Insured	10/14 at 100.00	A+	1,812,175
4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,114,280
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	1,269,432
1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	Baa2	1,161,900
66,590	Total Florida			70,015,291
	Georgia – 2.0% (1.4% of Total Investments)
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	3,188,190
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA+	1,435,436
1,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)	1,923,824
6,235	Total Georgia			6,547,450
	Illinois – 5.5% (3.7% of Total Investments)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	5,262,350
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	Aa3	1,734,326
1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	Aa3	1,534,881

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
$1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	$1,775,433
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	1,568,456
2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	AA+	2,550,775
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
13,300	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,732,458
15,000	0.000%, 6/15/46 (WI/DD, Settling 11/01/11) – AGM Insured	No Opt. Call	AAA	1,820,550
42,025	Total Illinois			17,979,229
	Indiana – 7.0% (4.8% of Total Investments)
2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1	2,615,750
2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 – NPFG Insured	8/13 at 100.00	Baa1	2,293,937
1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	1,901,050
1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa	1,080,100
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	11,875,372
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	3,232,860
21,570	Total Indiana			22,999,069
	Kansas – 1.6% (1.1% of Total Investments)
5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/13 at 102.00	AA	5,317,650
	Kentucky – 0.3% (0.2% of Total Investments)
985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (4)	1,063,899
	Louisiana – 2.4% (1.7% of Total Investments)
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,105,340
5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 – FGIC Insured	12/12 at 100.00	A3	5,835,908
7,785	Total Louisiana			7,941,248
	Massachusetts – 0.4% (0.2% of Total Investments)
1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,157,231
	Michigan – 9.0% (6.1% of Total Investments)
6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	6,599,497
4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	A+	4,503,042
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R	212,200
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	833,760
10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+	10,847,628
6,500	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/11 at 101.00	BBB+	6,293,885
28,895	Total Michigan			29,290,012

Nuveen Investments	81

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.0% (0.6% of Total Investments)
$240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	$258,917
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+	231,946
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,228,448
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,394,455
2,825	Total Missouri			3,113,766
	Nebraska – 1.6% (1.1% of Total Investments)
5,000	Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding Bonds, Series 2003, 5.000%, 6/15/28 – NPFG Insured	6/13 at 100.00	AA+	5,218,250
	New Mexico – 0.7% (0.4% of Total Investments)
1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 – AMBAC Insured	4/14 at 100.00	AA	2,134,165
	New York – 10.3% (7.0% of Total Investments)
650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	689,533
2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,839,250
25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 – NPFG Insured	11/12 at 100.00	A	25,362,250
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,015,594
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.616%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	3,821,343
32,855	Total New York			33,727,970
	North Carolina – 2.2% (1.5% of Total Investments)
8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 – RAAI Insured	10/13 at 100.00	BB	7,245,621
	Ohio – 2.0% (1.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BB–	50,083
710	5.875%, 6/01/30	6/17 at 100.00	BB–	536,817
685	5.750%, 6/01/34	6/17 at 100.00	BB–	497,146
1,570	5.875%, 6/01/47	6/17 at 100.00	BB–	1,115,297
4,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	4,493,080
7,030	Total Ohio			6,692,423
	Oklahoma – 0.3% (0.2% of Total Investments)
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,096,350
	Oregon – 2.6% (1.7% of Total Investments)
8,350	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1	8,399,766
	Pennsylvania – 7.5% (5.1% of Total Investments)
3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	3,262,710
3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	2,972,585
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA+	2,005,660
925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	1/12 at 100.00	A1 (4)	1,055,592

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	$1,412,708
13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	13,948,870
23,775	Total Pennsylvania			24,658,125
	Puerto Rico – 0.8% (0.5% of Total Investments)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA+ (4)	1,042,740
10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Aa2	1,416,501
11,350	Total Puerto Rico			2,459,241
	South Carolina – 5.6% (3.8% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA+	5,213,100
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA	3,120,360
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA	1,852,580
8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 – AMBAC Insured	10/12 at 100.00	A1	8,057,760
17,785	Total South Carolina			18,243,800
	Texas – 8.3% (5.6% of Total Investments)
1,885	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+	1,993,105
	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	1,767,502
12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	13,269,375
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	2,167,620
1,160	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 – NPFG Insured	3/12 at 100.00	AA	1,176,182
4,355	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	AA (4)	4,426,770
2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+	2,193,649
25,705	Total Texas			26,994,203
	Virginia – 0.5% (0.3% of Total Investments)
1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (4)	1,584,615
	Washington – 9.4% (6.4% of Total Investments)
4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 – NPFG Insured	12/12 at 100.00	AAA	4,991,236
5,250	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 – AMBAC Insured	7/12 at 100.00	AA	5,281,448
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.323%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	5,934,050
2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3	2,185,087
1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	2,083,860
9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA+ (4)	10,375,813
28,935	Total Washington			30,851,494

Nuveen Investments	83

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.0% (0.7% of Total Investments)
$3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	$3,171,180
	Wisconsin – 5.3% (3.6% of Total Investments)
1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	Aa2	1,292,185
4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	5,045,514
2,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	3,066,733
3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	3,213,429
4,750	Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%, 8/15/20 – AMBAC Insured	1/12 at 100.00	A	4,754,415
16,815	Total Wisconsin			17,372,276
$510,545	Total Investments (cost $465,006,973) – 147.1%			481,015,397
	Floating Rate Obligations – (4.0)%			(13,040,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (25.4)% (6)			(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (20.7)% (6)			(67,600,000)
	Other Assets Less Liabilities – 3.0%			9,533,407
	Net Assets Applicable to Common Shares – 100%			$326,908,804

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of prin- cipal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.3% and 14.1%, respectively.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2011

	Insured		Insured		Premier Insured
	Quality		Opportunity		Income
	(NQI	)	(NIO	)	(NIF	)
Assets
Investments, at value (cost $819,205,820, $2,070,971,535 and $418,476,808, respectively)	$826,037,255		$2,127,116,323		$431,725,798
Cash	2,350,462		7,810,538		2,465,831
Receivables:
Dividends and interest	11,551,115		33,229,132		6,473,944
Investments sold	2,546,244		16,890,935		235,000
Deferred offering costs	865,918		2,570,951		732,923
Other assets	243,281		702,861		139,580
Total assets	843,594,275		2,188,320,740		441,773,076
Liabilities
Floating rate obligations	52,335,000		106,158,333		19,000,000
Payables:
Common share dividends	2,498,919		6,266,062		1,325,849
Interest	284,462		—		—
Investments purchased	2,744,897		1,848,150		2,789,433
Offering costs	145,825		63,783		304,145
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		667,200,000		130,900,000
Accrued expenses:
Management fees	423,194		1,085,539		230,007
Other	261,636		885,208		155,896
Total liabilities	299,093,933		783,507,075		154,705,330
Net assets applicable to Common shares	$544,500,342		$1,404,813,665		$287,067,746
Common shares outstanding	38,420,394		95,610,971		19,496,696
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.17		$14.69		$14.72
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,204		$956,110		$194,967
Paid-in surplus	538,626,635		1,333,908,682		271,204,151
Undistributed (Over-distribution of) net investment income	7,940,357		23,488,659		4,345,739
Accumulated net realized gain (loss)	(9,282,289)		(9,684,574)		(1,926,101)
Net unrealized appreciation (depreciation)	6,831,435		56,144,788		13,248,990
Net assets applicable to Common shares	$544,500,342		$1,404,813,665		$287,067,746
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred Shares (ARPS)	1,000,000		1,000,000		1,000,000
MTP	—		—		—
VMTP	Unlimited		—		—
VRDP	—		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Assets & Liabilities (continued)
October 31, 2011

	Insured		Insured		Insured
	Premium		Dividend		Tax-Free
	Income 2		Advantage		Advantage
	(NPX	)	(NVG	)	(NEA	)
Assets
Investments, at value (cost $755,709,435, $648,025,588 and $465,006,973, respectively)	$771,518,145		$670,602,339		$481,015,397
Cash	3,800,418		478,238		3,829,334
Receivables:
Dividends and interest	11,616,537		9,773,544		7,654,103
Investments sold	3,563,659		1,235,000		3,233,258
Deferred offering costs	2,303,748		1,579,484		1,201,450
Other assets	282,365		188,086		159,052
Total assets	793,084,872		683,856,691		497,092,594
Liabilities
Floating rate obligations	57,980,000		28,413,334		13,040,000
Payables:
Common share dividends	2,126,062		2,182,058		1,515,222
Interest	—		355,321		265,633
Investments purchased	7,542,365		3,262,608		4,021,533
Offering costs	29,812		564,480		307,376
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		108,000,000		83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		92,500,000		67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	219,000,000		—		—
Accrued expenses:
Management fees	395,997		322,999		260,840
Other	244,877		185,670		173,186
Total liabilities	287,319,113		235,786,470		170,183,790
Net assets applicable to Common shares	$505,765,759		$448,070,221		$326,908,804
Common shares outstanding	37,353,512		29,802,900		22,241,117
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.54		$15.03		$14.70

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,535		$298,029		$222,411
Paid-in surplus	499,240,064		424,093,438		315,016,619
Undistributed (Over-distribution of) net investment income	6,253,256		7,944,632		4,681,766
Accumulated net realized gain (loss)	(15,909,806)		(6,842,629)		(9,020,416)
Net unrealized appreciation (depreciation)	15,808,710		22,576,751		16,008,424
Net assets applicable to Common shares	$505,765,759		$448,070,221		$326,908,804
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited		Unlimited
MTP	—		Unlimited		Unlimited
VMTP	—		Unlimited		Unlimited
VRDP	Unlimited		—		—

See accompanying notes to financial statements.

86	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2011

	Insured	Insured	Premier Insured
	Quality	Opportunity	Income
	(NQI )	(NIO )	(NIF )
Investment Income	$41,958,920	$106,389,040	$21,670,860
Expenses
Management fees	4,840,879	12,472,048	2,650,687
Auction fees	81,658	152,417	8,628
Dividend disbursing agent fees	23,178	43,713	15,726
Shareholders’ servicing agent fees and expenses	66,145	101,068	21,759
Interest expense and amortization of offering costs	2,941,822	3,052,410	613,085
Fees on VRDP Shares	—	4,899,207	1,005,166
Custodian’s fees and expenses	126,742	325,973	69,996
Directors’/Trustees’ fees and expenses	22,765	62,294	12,495
Professional fees	299,759	358,952	35,261
Shareholders’ reports – printing and mailing expenses	71,074	198,455	40,801
Stock exchange listing fees	13,118	31,880	9,068
Investor relations expense	54,694	142,813	29,362
Other expenses	62,474	118,188	47,304
Total expenses before custodian fee credit and expense reimbursement	8,604,308	21,959,418	4,559,338
Custodian fee credit	(7,053)	(28,706)	(5,905)
Expense reimbursement	—	—	—
Net expenses	8,597,255	21,930,712	4,553,433
Net investment income (loss)	33,361,665	84,458,328	17,117,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,913,768	2,784,173	528,085
Change in net unrealized appreciation (depreciation) of investments	(5,637,242)	(25,310,122)	(5,726,778)
Net realized and unrealized gain (loss)	(2,723,474)	(22,525,949)	(5,198,693)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(386,864)	(677,344)	(106,530)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(386,864)	(677,344)	(106,530)
Net increase (decrease) in net assets applicable to Common shares from operations	$30,251,327	$61,255,035	$11,812,204

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
Operations (continued)
Year Ended October 31, 2011

	Insured	Insured	Insured
	Premium	Dividend	Tax-Free
	Income 2	Advantage	Advantage
	(NPX )	(NVG )	(NEA )
Investment Income	$37,448,967	$35,021,044	$25,003,771
Expenses
Management fees	4,527,848	4,068,607	3,019,102
Auction fees	—	93,221	62,214
Dividend disbursing agent fees	—	—	—
Shareholders’ servicing agent fees and expenses	30,287	36,269	42,141
Interest expense and amortization of offering costs	1,199,313	3,923,303	2,991,725
Fees on VRDP Shares	2,483,535	—	—
Custodian’s fees and expenses	119,327	105,329	81,135
Directors’/Trustees’ fees and expenses	21,231	19,469	14,291
Professional fees	106,978	24,712	19,250
Shareholders’ reports – printing and mailing expenses	63,132	77,474	68,292
Stock exchange listing fees	12,432	16,390	28,676
Investor relations expense	50,032	48,237	34,921
Other expenses	39,144	61,905	46,716
Total expenses before custodian fee credit and expense reimbursement	8,653,259	8,474,916	6,408,463
Custodian fee credit	(11,532)	(1,886)	(3,453)
Expense reimbursement	—	(471,093)	(32,818)
Net expenses	8,641,727	8,001,937	6,372,192
Net investment income (loss)	28,807,240	27,019,107	18,631,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,636,794	1,369,031	193,126
Change in net unrealized appreciation (depreciation) of investments	(3,219,083)	(7,522,192)	(6,580,653)
Net realized and unrealized gain (loss)	(582,289)	(6,153,161)	(6,387,527)
Distributions to Auction Rate Preferred Shareholders
From net investment income	—	(284,513)	(187,298)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	—	(284,513)	(187,298)
Net increase (decrease) in net assets applicable to Common shares from operations	$28,224,951	$20,581,433	$12,056,754

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of
Changes in Net Assets

	Insured Quality (NQI)		Insured Opportunity (NIO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$33,361,665	$36,579,223	$84,458,328	$92,297,646
Net realized gain (loss) from investments	2,913,768	(365,237)	2,784,173	3,248,061
Change in net unrealized appreciation (depreciation) of investments	(5,637,242)	22,254,904	(25,310,122)	54,668,514
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(386,864)	(972,939)	(677,344)	(2,690,399)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	30,251,327	57,495,951	61,255,035	147,523,822
Distributions to Common Shareholders
From net investment income	(33,502,590)	(32,559,670)	(83,219,787)	(79,910,850)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(33,502,590)	(32,559,670)	(83,219,787)	(79,910,850)
Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	153,236	1,445,628	359,108	—
Repurchased and retired	—	—	—	(37,551)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	153,236	1,445,628	359,108	(37,551)
Net increase (decrease) in net assets applicable to Common shares	(3,098,027)	26,381,909	(21,605,644)	67,575,421
Net assets applicable to Common shares at the beginning of period	547,598,369	521,216,460	1,426,419,309	1,358,843,888
Net assets applicable to Common shares at the end of period	$544,500,342	$547,598,369	$1,404,813,665	$1,426,419,309
Undistributed (Over-distribution of) net investment income at the end of period	$7,940,357	$8,242,801	$23,488,659	$23,443,212

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Changes in Net Assets (continued)

	Premier Insured Income (NIF)		Insured Premium Income 2 (NPX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$17,117,427	$18,747,682	$28,807,240	$29,064,838
Net realized gain (loss) from investments	528,085	1,205,612	2,636,794	958,435
Change in net unrealized appreciation (depreciation) of investments	(5,726,778)	9,719,823	(3,219,083)	18,993,472
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(106,530)	(522,384)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	11,812,204	29,150,733	28,224,951	49,016,745
Distributions to Common Shareholders
From net investment income	(17,351,304)	(16,982,257)	(27,791,014)	(27,753,661)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(17,351,304)	(16,982,257)	(27,791,014)	(27,753,661)
Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	589,038	537,718	—	—
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	589,038	537,718	—	—
Net increase (decrease) in net assets applicable to Common shares	(4,950,062)	12,706,194	433,937	21,263,084
Net assets applicable to Common shares at the beginning of period	292,017,808	279,311,614	505,331,822	484,068,738
Net assets applicable to Common shares at the end of period	$287,067,746	$292,017,808	$505,765,759	$505,331,822
Undistributed (Over-distribution of) net investment income at the end of period	$4,345,739	$4,681,453	$6,253,256	$5,204,926

See accompanying notes to financial statements.

90	Nuveen Investments

	Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$27,019,107	$26,740,723	$18,631,579	$19,416,327
Net realized gain (loss) from investments	1,369,031	91,467	193,126	44,055
Change in net unrealized appreciation (depreciation) of investments	(7,522,192)	11,535,902	(6,580,653)	11,384,510
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(284,513)	(330,957)	(187,298)	(361,303)
From accumulated net realized gains	—	(83,568)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	20,581,433	37,953,567	12,056,754	30,483,589
Distributions to Common Shareholders
From net investment income	(25,332,465)	(25,034,436)	(18,237,716)	(18,077,924)
From accumulated net realized gains	(86,428)	(1,218,939)	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(25,418,893)	(26,253,375)	(18,237,716)	(18,077,924)
Capital Share Transactions
Common shares:
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	16,256	80,971
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	16,256	80,971
Net increase (decrease) in net assets applicable to Common shares	(4,837,460)	11,700,192	(6,164,706)	12,486,636
Net assets applicable to Common shares at the beginning of period	452,907,681	441,207,489	333,073,510	320,586,874
Net assets applicable to Common shares at the end of period	$448,070,221	$452,907,681	$326,908,804	$333,073,510
Undistributed (Over-distribution of) net investment income at the end of period	$7,944,632	$6,171,515	$4,681,766	$4,146,478

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Cash Flows
Year Ended October 31, 2011

	Insured	Insured	Premier Insured
	Quality	Opportunity	Income
	(NQI )	(NIO )	(NIF )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$30,251,327	$61,255,035	$11,812,204
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(147,786,282)	(211,167,059)	(33,216,304)
Proceeds from sales and maturities of investments	146,570,129	270,173,395	33,494,779
Proceeds from (Purchases of) short-term investments, net	12,990,000	(1,718,000)	(1,760,000)
Amortization (Accretion) of premiums and discounts, net	(2,893,506)	(2,344,513)	(1,484,073)
(Increase) Decrease in:
Receivable for dividends and interest	(76,273)	(732,058)	127,676
Receivable for investments sold	(2,546,244)	(16,835,935)	(20,000)
Other assets	(38,265)	(211,681)	(29,566)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(15,705)	(35,229)	(7,583)
Payable for interest	284,462	—	—
Payable for investments purchased	(6,814,730)	(11,608,607)	2,789,433
Accrued management fees	(5,047)	(20,575)	(4,689)
Accrued other expenses	(56,794)	(90,134)	(16,020)
Net realized (gain) loss from investments	(2,913,768)	(2,784,173)	(528,085)
Change in net unrealized (appreciation) depreciation of investments	5,637,242	25,310,122	5,726,778
Taxes paid on undistributed capital gains	(58)	(296)	—
Net cash provided by (used in) operating activities	32,586,488	109,190,292	16,884,550
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(865,918)	(2,570,951)	(732,923)
Increase (Decrease) in:
Floating rate obligations	(7,070,000)	(28,675,000)	(3,365,000)
Payable for ARPS noticed for redemption, at liquidation value	(239,200,000)	(664,825,000)	—
Payable for offering costs	145,825	63,783	304,145
VMTP Shares, at liquidation value	240,400,000	—	—
VRDP Shares, at liquidation value	—	667,200,000	130,900,000
ARPS, at liquidation value	—	—	(130,125,000)
Cash distributions paid to Common shareholders	(33,197,510)	(82,732,140)	(16,725,054)
Net cash provided by (used in) financing activities	(39,787,603)	(111,539,308)	(19,743,832)
Net Increase (Decrease) in Cash	(7,201,115)	(2,349,016)	(2,859,282)
Cash at the beginning of period	9,551,577	10,159,554	5,325,113
Cash at the End of Period	$2,350,462	$7,810,538	$2,465,831

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $153,236, $359,108 and $589,038 for Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), respectively.

	Insured		Insured		Premier Insured
	Quality		Opportunity		Income
	(NQI	)	(NIO	)	(NIF	)
Cash paid for interest (excluding amortization of offering costs)	$2,403,277		$2,978,361		$591,009

See accompanying notes to financial statements.

92	Nuveen Investments

	Insured	Insured	Insured
	Premium	Dividend	Tax-Free
	Income 2	Advantage	Advantage
	(NPX )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$28,224,951	$20,581,433	$12,056,754
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(153,208,699)	(50,565,340)	(11,871,484)
Proceeds from sales and maturities of investments	149,050,108	47,785,591	10,585,430
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(1,909,061)	(1,606,284)	(357,116)
(Increase) Decrease in:
Receivable for dividends and interest	1,020,599	107,742	(50,449)
Receivable for investments sold	(3,563,659)	(1,179,019)	(3,228,258)
Other assets	(21,446)	(33,246)	(1,357)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	—	(8,247)	(5,577)
Payable for interest	—	89,803	56,634
Payable for investments purchased	7,542,365	2,964,959	4,021,533
Accrued management fees	(4,148)	24,139	28,952
Accrued other expenses	14,766	(14,204)	(9,336)
Net realized (gain) loss from investments	(2,636,794)	(1,369,031)	(193,126)
Change in net unrealized (appreciation) depreciation of investments	3,219,083	7,522,192	6,580,653
Taxes paid on undistributed capital gains	(36)	(5,685)	(1,013)
Net cash provided by (used in) operating activities	27,728,029	24,294,803	17,612,240
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	81,270	(89,674)	154,078
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for ARPS noticed for redemption, at liquidation value	—	—	—
Payable for offering costs	(83,706)	119,773	33,513
VMTP Shares, at liquidation value	—	92,500,000	67,600,000
VRDP Shares, at liquidation value	—	—	—
ARPS, at liquidation value	—	(91,950,000)	(67,375,000)
Cash distributions paid to Common shareholders	(27,772,566)	(25,264,414)	(18,177,704)
Net cash provided by (used in) financing activities	(27,775,002)	(24,684,315)	(17,765,113)
Net Increase (Decrease) in Cash	(46,973)	(389,512)	(152,873)
Cash at the beginning of period	3,847,391	867,750	3,982,207
Cash at the End of Period	$3,800,418	$478,238	$3,829,334

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $16,256 for Insured Tax-Free Advantage (NEA).

	Insured		Insured		Insured
	Premium		Dividend		Tax-Free
	Income 2		Advantage		Advantage
	(NPX	)	(NVG	)	(NEA	)
Cash paid for interest (excluding amortization of offering costs)	$1,118,042		$3,438,173		$2,601,014

See accompanying notes to financial statements.

Nuveen Investments	93

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured Quality (NQI)
Year Ended 10/31:
2011	$14.26	$.87		$(.08)	$(.01)	$—		$.78	$(.87)	$—		$(.87)	$—		$14.17	$14.11
2010	13.61	.95		.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99		1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30
2008	14.88	.99		(3.16)	(.30)	—		(2.47)	(.73)	—		(.73)	—		11.68	11.15
2007	15.40	.99		(.49)	(.29)	—		.21	(.73)	—		(.73)	—		14.88	13.61

Insured Opportunity (NIO)
Year Ended 10/31:
2011	14.92	.88		(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97		.60	(.03)	—		1.54	(.84)	—		(.84)	—	*	14.92	14.83
2009	12.39	.96		1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98
2008	15.04	.97		(2.62)	(.30)	—	*	(1.95)	(.70)	—	*	(.70)	—		12.39	11.15
2007	15.57	.98		(.45)	(.30)	(.01)		.22	(.73)	(.02)		(.75)	—		15.04	13.56

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market	Based on Common Share Net Asset	Ending Net Assets Applicable to Common			Net Investment		Portfolio Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Rate

4.65%	5.98%	$544,500	1.66%		6.43%		18%
15.03	11.30	547,598	1.19		6.81		11
26.98	23.65	521,216	1.32		7.86		4
(13.35)	(17.24)	447,463	1.49		7.03		7
(3.48)	1.38	569,958	1.52		6.53		5

2.08	4.73	1,404,814	1.63		6.28		10
21.20	11.08	1,426,419	1.14		6.61		7
23.62	21.18	1,358,844	1.29		7.36		8
(13.17)	(13.45)	1,005,218	1.43		6.76		9
(3.18)	1.49	1,220,297	1.41		6.39		5

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters help by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Insured Quality (NQI)
Year Ended 10/31:
2011	.57%
2010	.07
2009	.11
2008	.26
2007	.34

Insured Opportunity (NIO)
Year Ended 10/31:
2011	.59
2010	.06
2009	.11
2008	.24
2007	.25

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset	Net Investment Income		Net Realized/ Unrealized	Distributions from Net Investment Income to Auction Rate Preferred	Distributions from Capital Gains to Auction Rate Preferred			Net Investment Income to Common Share-	Capital Gains to Common Share-		Discount from Common Shares Repurchased and	Ending Common Share Net Asset	Ending Market
	Value	(Loss	)	Gain (Loss )	Shareholders (a)	Shareholders	(a)	Total	holders	holders	Total	Retired	Value	Value
Premier Insured Income (NIF)
Year Ended 10/31:
2011	$15.01	$.88		$(.27)	$(.01)	$—		$.60	$(.89)	$—	$(.89)	$—	$14.72	$14.26
2010	14.38	.96		.57	(.03)	—		1.50	(.87)	—	(.87)	—	15.01	15.50
2009	12.54	.99		1.64	(.06)	—		2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96		(2.37)	(.31)	—		(1.72)	(.64)	—	(.64)	—	12.54	11.19
2007	15.40	.97		(.47)	(.29)	—		.21	(.71)	—	(.71)	—	14.90	13.25
Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	13.53	.77		(.02)	—	—		.75	(.74)	—	(.74)	—	13.54	12.83
2010	12.96	.78		.53	—	—		1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80		1.44	—	—		2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80		(2.32)	(.20)	—		(1.72)	(.62)	—	(.62)	—	11.39	9.56
2007	14.16	.86		(.39)	(.26)	—		.21	(.64)	—	(.64)	—	13.73	12.18

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market	Based on Common Share Net Asset	Ending Net Assets Applicable to Common			Net Investment		Portfolio Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Rate

(1.98)%	4.40%	$287,068	1.65%		6.19%		8%
25.60	10.74	292,018	1.20		6.56		12
24.07	20.90	279,312	1.30		7.25		2
(11.12)	(11.92)	243,589	1.42		6.72		6
(4.66)	1.40	289,400	1.38		6.41		9

1.75	6.01	505,766	1.80		5.99		20
19.70	10.39	505,332	1.82		5.87		10
31.78	20.15	484,069	1.98		6.56		7
(17.17)	(12.98)	425,557	2.13		6.12		8
(1.77)	1.55	513,021	1.76		6.19		5

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Premier Insured Income (NIF)
Year Ended 10/31:
2011	.59%
2010	.06
2009	.07
2008	.17
2007	.17

Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	.77
2010	.59
2009	.89
2008	.88
2007	.60

See accompanying notes to financial statements.

Nuveen Investments	97

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset	Net Investment Income		Net Realized/ Unrealized	Distributions from Net Investment Income to Auction Rate Preferred	Distributions from Capital Gains to Auction Rate Preferred			Net Investment Income to Common Share-	Capital Gains to Common Share-			Discount from Common Shares Repurchased and		Ending Common Share Net Asset	Ending Market
	Value	(Loss	)	Gain (Loss )	Shareholders (a)	Shareholders	(a)	Total	holders	holders		Total	Retired		Value	Value
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	$15.20	$.91		$(.22)	$(.01)	$—		$.68	$(.85)	$—	*	$(.85)	$—		$15.03	$14.32
2010	14.80	.90		.39	(.01)	—	*	1.28	(.84)	(.04)		(.88)	—		15.20	14.80
2009	12.85	1.00		1.77	(.06)	—		2.71	(.76)	—		(.76)	—	*	14.80	13.85
2008	15.09	1.00		(2.25)	(.29)	—		(1.54)	(.70)	—		(.70)	—		12.85	11.42
2007	15.50	1.00		(.38)	(.28)	—		.34	(.75)	—		(.75)	—		15.09	13.71

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	14.98	.84		(.29)	(.01)	—		.54	(.82)	—		(.82)	—		14.70	13.85
2010	14.42	.87		.52	(.02)	—		1.37	(.81)	—		(.81)	—		14.98	14.95
2009	12.37	.98		1.86	(.06)	—		2.78	(.73)	—		(.73)	—	*	14.42	13.48
2008	14.71	.95		(2.31)	(.27)	—		(1.63)	(.71)	—		(.71)	—		12.37	11.40
2007	14.93	.97		(.21)	(.27)	—		.49	(.71)	—		(.71)	—		14.71	14.30
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

98	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market	Based on Common Share Net Asset	Ending Net Assets Applicable to Common			Net Investment				Net Investment		Portfolio Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate

2.89%	4.83%	$448,070	1.95%		6.12%		1.84%		6.23%		7%
13.51	8.89	452,908	1.89		5.79		1.71		5.98		2
28.72	21.54	441,207	1.25		6.86		.98		7.12		9
(12.11)	(10.64)	383,035	1.32		6.48		.98		6.82		7
(3.12)	2.25	449,982	1.31		6.15		.90		6.56		12

(1.60)	3.92	326,909	2.02		5.86		2.01		5.87		2
17.27	9.76	333,074	1.76		5.80		1.63		5.93		2
25.41	23.05	320,587	1.24		7.14		.99		7.39		6
(15.97)	(11.56)	229,075	1.26		6.27		.87		6.66		8
4.59	3.35	272,391	1.19		6.04		.70		6.53		6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing Insured Tax-Free Advantage (NEA) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	.90%
2010	.84
2009	.08
2008	.15
2007	.17

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	.94
2010	.67
2009	.05
2008	.07
2007	.02

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial
Highlights (continued)

	ARPS at the End of Period			VMTP Shares at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	(000)	Per Share	Per Share
Insured Quality (NQI)
Year Ended 10/31:
2011	$—	$—	$—	$240,000	$100,000	$326,498	$—	$—	$—
2010	239,200	25,000	82,232	—	—	—	—	—	—
2009	245,850	25,000	78,001	—	—	—	—	—	—
2008	298,425	25,000	62,485	—	—	—	—	—	—
2007	318,000	25,000	69,808	—	—	—	—	—	—

Insured Opportunity (NIO)
Year Ended 10/31:
2011	—	—	—	—	—	—	667,200	100,000	310,554
2010	664,825	25,000	78,639	—	—	—	—	—	—
2009	675,475	25,000	75,292	—	—	—	—	—	—
2008	623,350	25,000	65,315	—	—	—	—	—	—
2007	680,000	25,000	69,864	—	—	—	—	—	—

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
Premier Insured Income (NIF)
Year Ended 10/31:
2011	$—	$—	$—	$130,900	$100,000	$319,303
2010	130,125	25,000	81,103	—	—	—
2009	130,125	25,000	78,662	—	—	—
2008	154,950	25,000	64,301	—	—	—
2007	161,000	25,000	69,938	—	—	—

Insured Premium Income 2 (NPX)
Year Ended 10/31:
2011	—	—	—	219,000	100,000	330,943
2010	—	—	—	219,000	100,000	330,745
2009	—	—	—	219,000	100,000	321,036
2008	—	—	—	219,000	100,000	294,318
2007	268,900	25,000	72,696	—	—	—

100	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (f)			VMTP Shares at the End of Period			ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Aggregate Amount Outstanding	Liquidation Value	Asset Coverage	Asset Coverage Per $1 Liquidation
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	(000)	Per Share	Per Share	Preference
Insured Dividend Advantage (NVG)
Year Ended10/31:
2011	$—	$—	$—	$108,000	$10	$32.35	$92,500	$100,000	$323,476	$3.23
2010	91,950	25,000	81,628	108,000	10	32.65	—	—	—	3.27
2009	91,950	25,000	80,165	108,000	10	32.07	—	—	—	3.21
2008	226,975	25,000	67,189	—	—	—	—	—	—	—
2007	233,000	25,000	73,281	—	—	—	—	—	—	—

Insured Tax-Free Advantage (NEA)
Year Ended	10/31:
2011	—	—	—	83,000	10	31.71	67,600	100,000	317,071	3.17
2010	67,375	25,000	80,374	83,000	10	32.15	—	—	—	3.21
2009	148,750	25,000	78,880	—	—	—	—	—	—	—
2008	132,800	25,000	68,124	—	—	—	—	—	—	—
2007	144,000	25,000	72,290	—	—	—	—	—	—	—

(f)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2011	2014	$10.10	$10.12
2010	2014	10.22	10.19
2009	2014	9.98	10.03^
2008	—	—	—
2007	—	—	—

Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2011	2015	$10.14	$10.08
2010	2015	10.14	10.15^^
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
^^	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

Nuveen Investments	101

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (each a “Fund” and collectively, the “Funds”). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

102	Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) had outstanding when-issued/delayed delivery purchase commitments of $2,744,897, $1,848,150, $2,789,433, $7,542,365, $3,262,608 and $4,021,533, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2010, Insured Premium Income 2 (NPX) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended October 31, 2011, Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’

Nuveen Investments	103

Notes to
Financial Statements (continued)

applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
ARPS redeemed, at liquidation value	$318,000,000		$791,000,000		$161,000,000		$268,900,000		$233,000,000		$173,000,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage’s (NEA) Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the Funds’ ARPS, had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director/trustee, and current and former officers of the Funds. Nuveen and other named defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits with prejudice.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10.00 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of October 31, 2011, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Insured Dividend Advantage (NVG)			Insured Tax-Free Advantage (NEA)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	10,800,000	2.95%	NVG Pr C	—	—%	—
2015	—	—	—	8,300,000	2.85	NEA Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of a premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. The MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:
	Insured		Insured
	Dividend		Tax-Free
	Advantage		Advantage
	(NVG	)	(NEA	)
	Series 2014		Series 2015
Term Redemption Date	November 1, 2014		February 1, 2015
Optional Redemption Date	November 1, 2010		February 1, 2011
Premium Expiration Date	October 31, 2011		January 31, 2012

104	Nuveen Investments

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2011, was as follows:

	Insured		Insured
	Dividend		Tax-Free
	Advantage		Advantage
	(NVG	)	(NEA	)
Average liquidation value of MTP Shares outstanding	$108,000,000		$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended October 31, 2011, Nuveen earned no net underwriting amounts on the Funds’ MTP Shares.

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Insured Quality (NQI), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) issued their VMTP Shares in a privately negotiated offering during February 2011, September 2011 and July 2011, respectively. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem each Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

			Insured		Insured
	Insured		Dividend		Tax-Free
	Quality		Advantage		Advantage
	(NQI	)	(NVG	)	(NEA	)
Series 2014	$240,400,000		$92,500,000		$67,600,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

			Insured		Insured
	Insured		Dividend		Tax-Free
	Quality		Advantage		Advantage
	(NQI	)	(NVG	)	(NEA	)
Term Redemption Date	March 1, 2014		October 1, 2014		August 1, 2014
Optional Redemption Date	March 1, 2012		October 1, 2012		August 1, 2012
Premium Expiration Date	February 29, 2012		September 30, 2012		July 31, 2012

The average liquidation value of VMTP Shares outstanding and average annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:
			Insured		Insured
	Insured		Dividend		Tax-Free
	Quality		Advantage		Advantage
	(NQI	) *	(NVG	)***	(NEA	)**
Average liquidation Value of VMTP Shares outstanding	$240,400,000		$92,500,000		$67,600,000
Annualized dividend rate	1.43%		1.15%		1.21%

*	For the period February 24, 2011 (issuance date of shares) through October 31, 2011.
**	For the period July 28, 2011 (issuance date of shares) through October 31, 2011.
***	For the period September 8, 2011 (issuance date of shares) through October 31, 2011.

Nuveen Investments	105

Notes to
Financial Statements (continued)

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) issued their VRDP Shares in a privately negotiated offering during December 2010, December 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Insured Premium Income 2 (NPX) exchanged all its 2,190 Series 1 VRDP Shares for 2,190 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all of each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

			Premier		Insured
	Insured		Insured		Premium
	Opportunity		Income		Income 2
	(NIO	)	(NIF	)	(NPX	)
Series	1		1		2
Shares outstanding	6,672		1,309		2,190
Maturity	December 1, 2040		December 1, 2040		August 1, 2038

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:

			Premier		Insured
	Insured		Insured		Premium
	Opportunity		Income		Income 2
	(NIO	)*	(NIF	)**	(NPX	)
Average liquidation value outstanding	667,200,000		130,900,000		219,000,000
Annualized dividend rate	0.40%		0.41%		0.37%

*	For the period December 30, 2010 (issuance date of shares) through October 31, 2011.
**	For the period December 16, 2010 (issuance date of shares) through October 31, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of “Fees on VRDP Shares” on the Statement of Operations.

Insurance

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, each Fund invests at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which each Fund invests will be investment grade at the time of

106	Nuveen Investments

purchase (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Maximum exposure to Recourse Trusts	$26,610,000		$40,430,000		$15,375,000		$14,845,000		$6,665,000		$6,665,000

Nuveen Investments	107

Notes to
Financial Statements (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2011, were as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Average floating rate obligations outstanding	$57,132,548		$120,149,511		$21,240,260		$57,980,000		$28,413,334		$13,040,000
Average annual interest rate and fees	0.59%		0.61%		0.57%		0.53%		0.65%		0.68%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a predetermined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) in connection with their offerings of MTP Shares ($1,875,000 and $1,605,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Insured Quality (NQI), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) in connection with their VMTP Shares ($1,120,000, $485,000 and $180,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) in connection with their offerings of VRDP Shares ($2,645,000, $755,000 and $2,535,000, respectively) were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

108	Nuveen Investments

made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Insured Quality (NQI)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$826,037,255	$—	$826,037,255

Insured Opportunity (NIO)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$2,116,616,323	$—	$2,116,616,323
Short-Term Investments	—	10,500,000	—	10,500,000
Total	$—	$2,127,116,323	$—	$2,127,116,323

Premier Insured Income (NIF)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$429,965,798	$—	$429,965,798
Short-Term Investments	—	1,760,000	—	1,760,000
Total	$—	$431,725,798	$—	$431,725,798

Insured Premium Income 2 (NPX)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$771,518,145	$—	$771,518,145

Insured Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$669,269,056	$—	$669,269,056
Investment Companies	1,333,283	—	—	1,333,283
Total	$1,333,283	$669,269,056	$—	$670,602,339

Insured Tax-Free Advantage (NEA)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$481,015,397	$—	$481,015,397

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

Nuveen Investments	109

Notes to
Financial Statements (continued)

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Insured Quality (NQI)		Insured Opportunity (NIO)		Premier Insured Income (NIF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10

Common shares:
Issued to shareholders due to reinvestment of distributions	10,745	102,819	24,068	—	40,933	36,155
Repurchased and retired	—	—	—	(2,900)	—	—

Weighted average Common share:
Price per share repurchased and retired	—	—	—	$12.93	—	—
Discount per share repurchased and retired	—	—	—	8.57%	—	—

	Insured Premium Income 2 (NPX)		Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—	1,085	5,430

Preferred Shares

Insured Premium Income 2 (NPX) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Insured Quality (NQI)				Insured Opportunity (NIO)
	Year Ended		Year Ended		Year Ended		Year Ended
	10/31/11		10/31/10		10/31/11		10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	(1,954)	$(48,850,000)	(55)	$(1,375,000)	(3,319)	$(82,975,000)	(53)	$(1,325,000)
Series T	(1,956)	(48,900,000)	(54)	(1,350,000)	(3,319)	(82,975,000)	(53)	(1,325,000)
Series W	(1,957)	(48,925,000)	(54)	(1,350,000)	(3,320)	(83,000,000)	(53)	(1,325,000)
Series W2	—	—	—	—	(2,655)	(66,375,000)	(43)	(1,075,000)
Series W3	—	—	—	—	(1,486)	(37,150,000)	(24)	(600,000)
Series TH	(1,745)	(43,625,000)	(49)	(1,225,000)	(3,319)	(82,975,000)	(53)	(1,325,000)
Series TH2	—	—	—	—	(3,321)	(83,025,000)	(53)	(1,325,000)
Series TH3	—	—	—	—	(2,536)	(63,400,000)	(41)	(1,025,000)
Series F	(1,956)	(48,900,000)	(54)	(1,350,000)	(3,318)	(82,950,000)	(53)	(1,325,000)
Total	(9,568)	$(239,200,000)	(266)	$(6,650,000)	(26,593)	$(664,825,000)	(426)	$(10,650,000)

	Premier Insured Income (NIF)				Insured Dividend Advantage (NVG)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	—	$—	(1,247)	$(31,175,000)	—	$—
Series T	—	—	—	—	(1,217)	(30,425,000)	—	—
Series W	(678)	(16,950,000)	—	—	—	—	—	—
Series TH	(2,263)	(56,575,000)	—	(1,214)	(30,350,000)	—	—
Series F	(2,264)	(56,600,000)	—	—	—	—	—	—
Total	(5,205)	$(130,125,000)	—	$—	(3,678)	$(91,950,000)	—	$—

110	Nuveen Investments

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	(1,104)	$(27,600,000)	(1,336)	$(33,400,000)
Series W	(1,105)	(27,625,000)	(1,335)	(33,375,000)
Series W2	(486)	(12,150,000)	(584)	(14,600,000)
Total	(2,695)	$(67,375,000)	(3,255)	$(81,375,000)

Transactions in MTP Shares were as follows:

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	8,300,000	$83,000,000

Transactions in VMTP Shares were as follows:

	Insured Quality (NQI)				Insured Dividend Advantage (NVG)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	2,404	$240,400,000	—	$—	925	$92,500,000	—	$—

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	676	$67,600,000	—	$—

Transactions in VRDP Shares were as follows:

	Insured Opportunity (NIO)				Premier Insured Income (NIF)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	6,672	$667,200,000	—	$—	1,309	$130,900,000	—	$—

During the fiscal year ended October 31, 2010, Insured Premium Income 2 (NPX) completed a private exchange offer in which all of its 2,190 Series 1 VRDP Shares were exchanged for 2,190 Series 2 VRDP Shares.

Nuveen Investments	111

Notes to
Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2011, were as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Purchases	$147,786,282		$211,167,059		$33,216,304		$153,208,699		$50,565,340		$11,871,484
Sales and maturities	146,570,129		270,173,395		33,494,779		149,050,108		47,785,591		10,585,430

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Cost of investments	$769,369,477		$1,968,285,582		$399,274,982		$700,489,450		$625,659,537		$453,455,242
Gross unrealized:
Appreciation	37,366,507		106,305,548		22,691,910		38,684,256		36,108,217		21,362,531
Depreciation	(33,033,663)		(53,630,912)		(9,241,923)		(25,636,905)		(19,578,594)		(6,839,622)
Net unrealized appreciation (depreciation) of investments	$4,332,844		$52,674,636		$13,449,987		$13,047,351		$16,529,623		$14,522,909

Permanent differences, primarily due to federal taxes paid, taxable market discount and non-deductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ tax year end, as follows:

				Premier		Insured		Insured		Insured
	Insured		Insured	Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity	Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO )	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Paid-in surplus	$(253,832)		$(74,346)	$(22,075)		$(81,128)		$(383,919)		$(329,737)
Undistributed (Over-distribution of) net investment income	225,345		(515,751)	4,693		32,104		370,987		328,724
Accumulated net realized gain (loss)	28,487		590,097	17,382		49,024		12,932		1,013

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income *	$9,973,805		$28,113,476		$5,558,575		$7,640,559		$9,752,295		$6,245,272
Undistributed net ordinary income **	110,288		4,523		6,396		52,758		—		3,195
Undistributed net long-term capital gains	—		264,655		—		-—		1,396,468		—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

112	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011, and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
2011	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income ***	$35,817,692		$85,650,770		$17,902,087		$28,602,694		$28,729,780		$20,898,107
Distributions from net ordinary income **	—		428,596		—		—		—		—
Distributions from net long-term capital gains ****	—		—		—		—		86,428		—

					Premier		Insured		Insured		Insured
	Insured		Insured		Insured		Premium		Dividend		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage		Advantage
2010	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$33,407,345		$83,231,805		$17,344,874		$28,528,827		$28,392,303		$20,278,475
Distributions from net ordinary income **	—		—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		1,302,507		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2011, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

At October 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Premier		Insured		Insured
	Insured		Insured		Premium		Tax-Free
	Quality		Income		Income 2		Advantage
	(NQI	)	(NIF	)	(NPX	)	(NEA	)

Expiration:
October 31, 2012	$—		$—		$—		$139,914
October 31, 2013	—		—		—		4,418,633
October 31, 2015	—		—		—		174,026
October 31, 2016	2,623,034		1,240,117		3,274,999		1,917,479
October 31, 2017	217,918		—		456,587		—
October 31, 2018	322,087		—		—		—
Total	$3,163,039		$1,240,117		$3,731,586		$6,650,052

During the Funds’ tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards as follows:

					Premier		Insured		Insured
	Insured		Insured		Insured		Premium		Tax-Free
	Quality		Opportunity		Income		Income 2		Advantage
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NEA	)
Utilized capital loss carryforwards	$2,009,925		$5,318,344		$35,517		$2,685,818		$194,140

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	113

Notes to
Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Insured Quality (NQI)
Insured Opportunity (NIO)
Premier Insured Income (NIF)
Insured Premium Income 2 (NPX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Insured Dividend Advantage (NVG)
Insured Tax-Free Advantage (NEA)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

114	Nuveen Investments

For the first ten years of Insured Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012. For the first eight years of Insured Tax-Free Advantage’s (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

On October 28, 2011, the Fund’s Board of Directors/Trustees approved changes to each Fund’s investment policy regarding investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its Managed Assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds will change their names as follows:

•	Insured Quality (NQI) will change to Nuveen Quality Municipal Fund, Inc. (NQI)
•	Insured Opportunity (NIO) will change to Nuveen Municipal Opportunity Fund, Inc. (NIO)
•	Premier Insured Income (NIF) will change to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)
•	Insured Premium Income 2 (NPX) will change to Nuveen Premium Income Municipal Opportunity Fund. (NPX)
•	Insured Dividend Advantage (NVG) will change to Nuveen Dividend Advantage Municipal Income Fund. (NVG)
•	Insured Tax-Free Advantage (NEA) will change to Nuveen AMT-Free Municipal Income Fund. (NEA)

Nuveen Investments	115

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

116	Nuveen Investments

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds;

118	Nuveen Investments

providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Insured Tax-Free Advantage Fund”), the Nuveen Insured Dividend Advantage Municipal Fund (the “Insured Dividend Advantage Fund”) and the Nuveen Premier Insured Municipal Income Fund, Inc. (the “Premier Insured Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen Insured Premium Income

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Municipal Fund 2 (the “Insured Premium Income Fund 2”) had demonstrated satisfactory performance compared to peers, performing in the third quartile over various periods. They also noted that the Nuveen Insured Municipal Opportunity Fund, Inc. (the “Insured Municipal Opportunity Fund”) and the Nuveen Insured Quality Municipal Fund, Inc. (the “Insured Quality Fund”) lagged their peers and/or benchmarks over various periods. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Insured Dividend Advantage Fund and the Insured Tax-Free Advantage Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

120	Nuveen Investments

The Independent Board Members noted that the Insured Quality Fund and the Premier Insured Fund had higher net management fees than their peer averages and a slightly higher or higher net expense ratio compared to their peer averages while the Insured Municipal Opportunity Fund and the Insured Premium Income Fund 2 had net management fees higher than their peer averages but a net expense ratio in line with their peer averages. In addition, the Independent Board Members observed that each of the other Funds had net management fees and net expense ratios below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

122	Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241

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	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					241
Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					241

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

126	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					241

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					241

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					241

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)
For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

128	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	129

Reinvest Automatically
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

130	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	131

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General and Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 22 funds; and 10-year, 13 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) National Insured Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

132	Nuveen Investments

Notes

Nuveen Investments	133

Notes

134	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler
LLP Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NQI	—	9,568
NIO	—	26,593
NIF	—	5,205
NPX	—	—
NVG	—	3,678
NEA	—	2,695

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	135

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-D-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Opportunity Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2011	$18,200	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2010	$75,634	$3,150	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2011	$850	$0	$0	$850
October 31, 2010	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Municipal Opportunity Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	23	$ 12.11 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$195 million
*	Assets are as of October 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2011, the S&P/Investortools Municipal Bond Index was comprised of 57,980 securities with an aggregate current market value of $1,262 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Municipal Opportunity Fund, Inc.	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Opportunity Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2012